COLUMBUS McKINNON CORPORATION
                               THRIFT 401(K) PLAN



                      Restatement Effective January 1, 1998

                          COLUMBUS McKINNON CORPORATION
                               THRIFT 401(K) PLAN


                                TABLE OF CONTENTS

                                                                       Page
                                                                       ----

INTRODUCTION                                                              1

ARTICLE I -- DEFINITIONS                                                  2

         1.1      Definition of Certain Terms                             2
         1.2      Account                                                 2
         1.3      Actual Contribution Percentage Test or ACP Test         2
         1.4      Actual Deferral Percentage Test or ADP Test             3
         1.5      Affiliate                                               3
         1.6      Base Pay                                                4
         1.7      Beneficiary                                             4
         1.8      Board of Directors                                      4
         1.9      Break in Service                                        4
         1.10     Code                                                    5
         1.11     Committee                                               5
         1.12     Contribution                                            5
         1.13     Corporation                                             5
         1.14     Eligible Employee                                       5
         1.15     Employee                                                7
         1.16     Employer                                                7
         1.17     Employment Commencement Date                            7
         1.18     ERISA                                                   7
         1.19     Highly Compensated Employee                             7
         1.20     Investment Fund                                         8
         1.21     Leased Employee                                         8
         1.22     Limitation Year                                         8
         1.23     Matching Contribution                                   9
         1.24     Matching Contribution Account                           9
         1.25     Normal Retirement Age                                   9
         1.26     Participant                                             9
         1.27     Plan                                                    9
         1.28     Plan Year                                               9
         1.29     Qualified Domestic Relations Order or QDRO              9
         1.30     Salary Reduction Contribution                           9
         1.31     Salary Reduction Contribution Account                   9
         1.32     Schedule                                                9
         1.33     Testing Compensation                                    9

         1.34     Trust Agreement                                        10
         1.35     Trust Fund                                             10
         1.36     Trustee                                                10
         1.37     Valuation Date                                         10
         1.38     Year of Vesting Service                                10

ARTICLE II -- PARTICIPATION                                              12

         2.1      In General                                             12
         2.2      Participation after Reemployment                       12
         2.3      Transfers                                              13
         2.4      Notice and Enrollment                                  13

ARTICLE III -- PARTICIPANT CONTRIBUTIONS                                 14

         3.1      Salary Reduction Contributions                         14
         3.2      Matching Contributions                                 14
         3.3      Rollover Contributions                                 15

ARTICLE IV -- LIMITATIONS ON CONTRIBUTIONS                               17

         4.1      Maximum Amount of Contributions                        17
         4.2      Nondiscrimination Requirements                         17
         4.3      Adjustments                                            19
         4.4      Distribution of Excess Contributions                   20
         4.5      Distribution of Excess Aggregate Contributions         20
         4.6      Distribution of Excess Deferrals                       21

ARTICLE V -- LIMITATION ON ANNUAL ADDITIONS                              22

         5.1      General Limitation                                     22
         5.2      Adjustment to Reduce Annual Addition                   22
         5.3      Limitation Applicable to Participants who also
                  Participate in a Defined Benefit Plan                  23
         5.4      Rules for Applying Limitation                          23

ARTICLE VI -- PARTICIPANTS' ACCOUNTS                                     25

                  6.1      Accounts                                      25
         6.2      Adjustment of Accounts                                 25
         6.3      Valuation of Accounts                                  26
         6.4      Notice to Participants                                 26

ARTICLE VII -- FUNDING AND INVESTMENTS                                   27

         7.1      Funding Policy and Method                              27
         7.2      The Investment Funds                                   27
         7.3      Investment of Contributions                            27
         7.4      Investment Elections                                   28
         7.5      Allocation of Withdrawals, Loans and Distributions     29

ARTICLE VIII -- RIGHTS TO ACCOUNTS                                       30

         8.1      Separation from Service                                30
         8.2      Death                                                  30
         8.3      Designation of Beneficiaries                           30
         8.4      Restrictions on Distribution                           32
         8.6      Qualified Domestic Relations Orders                    33
         8.7      Claims Procedures                                      33

ARTICLE IX -- DISTRIBUTION OF ACCOUNTS                                   34

         9.1      Time of Distribution                                   34
         9.2      Form of Distribution.                                  35
         9.3      Required Minimum Distributions                         35
         9.4      Eligible Rollover Distributions                        36
         9.5      Application for Benefits                               37
         9.6      Payment to Infants and Incompetent Persons             37

ARTICLE X -- WITHDRAWALS DURING EMPLOYMENT AND LOANS                     39

         10.1     Withdrawal After Age 59 1/2                            39
         10.2     Rollover Contributions                                 39
         10.3     Hardship Withdrawals                                   39
         10.4     Loans                                                  42
         10.5     Loan Documents and Policy                              44

ARTICLE XI -- OPERATION AND ADMINISTRATION                               46

         11.2     Thrift Plan Committee                                  46
         11.3     Authority of Committee                                 47
         11.4     Allocation and Delegation of Responsibilities          48
         11.5     Multiple Fiduciary Capacities                          48
         11.6     Employment of Advisers                                 48
         11.7     Records and Reports                                    49
         11.8     Protection of Committee and Others                     49
         11.9     Administration Expenses                                49
         11.10    Bonding                                                50

ARTICLE XII -- ESTABLISHMENT OF TRUST                                    51

         12.1     Establishment of Trust                                 51
         12.2     Investment of Trust Assets                             51
         12.3     Exclusive Benefit of Trust                             51
         12.4     Return of Contributions                                51

ARTICLE XIII -- PARTICIPATION BY AFFILIATES                              53

         13.1     Participation by Affiliates                            53
         13.2     Termination of Participation                           53

ARTICLE XIV -- AMENDMENT AND TERMINATION                                 55

         14.1     Amendment of Plan                                      55
         14.2     Termination of Plan or Discontinuance
                    of Contributions                                     55
         14.3     Suspension or Modification of Contributions            55

ARTICLE XV -- TOP-HEAVY PROVISIONS                                       57

         15.1     Purpose of this Article                                57
         15.2     Definitions                                            57
         15.3     Top-Heavy Plan                                         59
         15.4     Top-Heavy Ratio                                        59
         15.5     Application of Top-Heavy Rules                         61
         15.6     Minimum Employer Contributions                         61
         15.7     Change in the Law                                      62

ARTICLE XVI -- MISCELLANEOUS                                             63

         16.1     Plan Not a Contract of Employment                      63
         16.2     Construction                                           63
         16.3     Benefits Payable Only from Plan Assets                 63
         16.4     Provisions of Plan Binding on All Persons              63
         16.5     Non-Alienation of Benefits                             63
         16.6     Limitations on Merger, Consolidation, Etc.             64
         16.7     Uniformed Services Employment and
                    Reemployment Rights Act                              64
         16.8     Appendices and Schedules                               64
         16.9     Headings For Convenience Only                          64
         16.10    Applicable Law                                         64



Schedule A --     Participating Employers

Schedule 1 --     Merger of the Spreckels Industries, Inc. Employee Incentive
                  Savings Plan into the Plan, Effective June 30, 1998

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                          COLUMBUS McKINNON CORPORATION
                               THRIFT 401(K) PLAN

                                1998 Restatement
                            Effective January 1, 1998

                                  INTRODUCTION

     Columbus McKinnon Corporation (the "Corporation") established the COLUMBUS McKINNON CORPORATION THRIFT 401(K) PLAN (the "Plan") effective as of August 1, 1984. The Plan has been amended from time to time and, most recently, was amended and restated in its entirety effective January 1, 1989. The 1989 Restatement of the Plan was further amended by Amendment Nos. 1 through 3.

     The Corporation desires to amend the Plan to include Matching Contributions subject to graded vesting, effective January 1, 1998. Because of the extensive changes to the Plan required to include Matching Contributions and in order to comply with tax law changes made by the Small Business Job Protection Act of 1996 and other recent legislation, the Corporation has determined to restate the Plan in its entirety, effective January 1, 1998.

     In accordance with the foregoing, the Corporation hereby amends and restates the Plan in its entirety, to read as set forth in this document, effective as of January 1, 1998, except as otherwise provided. The Plan document as amended and restated herein is referred to as the "1998 Restatement."

     Certain provisions of the 1998 Restatement are required by law to be effective as of dates prior to January 1, 1998 and are hereby made effective as of the dates required by law.

     Except as otherwise provided in this Introduction or in the text of a particular provision of the 1998 Restatement, the Plan shall be governed for Plan Years ending on or before December 31, 1997 by the provisions of the Plan as amended and in effect at the relevant time.

     The Plan is a profit sharing plan within the meaning of Section 401(a)(27) of the Internal Revenue Code of 1986 and contains a cash or deferred arrangement that is intended to qualify under Section 401(k) of said Code.


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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 2 of Restatement Effective January 1, 1998


                                    ARTICLE I

                                   DEFINITIONS


1.1 DEFINITION OF CERTAIN TERMS. The words and phrases defined in this Article I when used in this Plan shall have the meanings indicated, unless a different meaning is plainly required by the context. Words used in the masculine shall be read and construed in the feminine where they would so apply. Wherever appropriate, words used in the singular shall include the plural and words in the plural shall include the singular.

1.2 ACCOUNT means any account maintained on behalf of a Participant by the Committee in accordance with Section 6.1.

1.3 ACTUAL CONTRIBUTION PERCENTAGE TEST OR ACP TEST means the actual contribution percentage test set forth at Section 401(m)(2) of the Code and Treasury Regulations thereunder pursuant to which Matching Contributions for a Plan Year must satisfy one of the following tests:

     (a) The 1.25 Test. The average (the "actual contribution percentage") of the individual ratios Matching Contributions to Testing Compensation (the "actual contribution ratio") for all Eligible Employees who are making or are entitled to make Salary Reduction Contributions and who are Highly Compensated Employees does not exceed the product of 1.25 multiplied times the actual contribution percentage for all other Eligible Employees who are making or are entitled to make Salary Reduction Contributions; or

     (b) The 2 Plus 200 Test. The actual contribution percentage for all Eligible Employees who are making or are entitled to make Salary Reduction Contributions and who are Highly Compensated Employees does not exceed the actual contribution percentage for all other Eligible Employees who are making or are entitled to make Salary Reduction Contributions by more than 2 percentage points and the actual contribution percentage for all Eligible Employees who are making or are entitled to make Salary Reduction Contributions and who are Highly Compensated Employees is no more than 200 percent of the actual contribution percentage for all other Eligible Employees who are making or are entitled to make Salary Reduction Contributions.

     (c) Use of Contribution Percentage from Preceding Plan Year. For Plan Years beginning on and after January 1, 1997, the actual contribution percentage used in the ACP Test for a given Plan Year, for Eligible Employees who are not Highly

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 3 of Restatement Effective January 1, 1998


Compensated Employees, shall be the actual contribution percentage of such Employees for the preceding Plan Year.



1.4 ACTUAL DEFERRAL PERCENTAGE TEST OR ADP TEST means the actual deferral percentage test set forth at Section 401(k)(3) of the Code and Treasury Regulations thereunder pursuant to which the Salary Reduction Contributions for a Plan Year must satisfy one of the following tests:

     (a) The 1.25 Test. The average (the "actual deferral percentage") of the individual ratios of Salary Reduction Contributions to Testing Compensation (the "actual deferral ratios") for all Eligible Employees who are making or are entitled to make Salary Reduction Contributions and who are Highly Compensated Employees does not exceed the product of 1.25 multiplied times the actual deferral percentage for the preceding Plan Year for all other Eligible Employees who are making or are entitled to make Salary Reduction Contributions; or

     (b) The 2 Plus 200 Test. The actual deferral percentage for all Eligible Employees who are making or are entitled to make Salary Reduction Contributions and who are Highly Compensated Employees does not exceed the actual deferral percentage for all other Eligible Employees who are making or are entitled to make Salary Reduction Contributions by more than 2 percentage points and the actual deferral percentage for all Eligible Employees who are making or are entitled to make Salary Reduction Contributions and who are Highly Compensated Employees is no more than 200 percent of the actual deferral percentage for all other Eligible Employees who are making or are entitled to make Salary Reduction Contributions.

     (c) Use of Deferral Percentage from Preceding Plan Year. For Plan Years beginning on and after January 1, 1997, the actual deferral percentage used in the ADP Test for a given Plan Year, for Eligible Employees who are not Highly Compensated Employees, shall be the actual deferral percentage of such Employees for the preceding Plan Year.

1.5 AFFILIATE means:

     (a) any corporation that is a member of a controlled group of corporations (as defined in Code Section 414(b)) of which the Corporation is also a member;

     (b) any trade or business whether or not incorporated that is under common control (as defined in Code Section 414c)) with the Corporation;


     (c) any trade or business required to be aggregated with the Corporation in accordance with the affiliated service group rules under Code Section 414(m); or

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 4 of Restatement Effective January 1, 1998


     (d) any other entity required to be aggregated with the Corporation pursuant to Treasury Regulations under Code Section 414(o); provided, however, that a corporation or other trade or business shall not be an Affiliate during any period when it was not related to the Corporation within the meaning of this
Section 1.5.



1.6 BASE PAY


     (a) In General. "Base Pay" means, with respect to a Participant for a pay period or other period, the Participant's compensation as defined in Treasury Regulation ss.1.415-2(d)(11)(ii) (wages for purposes of income tax withholding), which is paid to the Participant on any pay day with respect to such pay period or other period by one or more Employers, reduced by reimbursements or other expense allowances, cash and noncash fringe benefits, moving expenses, deferred compensation and welfare benefits, any special payments, and any amounts treated as wages with respect to restricted stock granted to a Participant (even if the foregoing items are includable in the Participant's gross income), and increased by all amounts that would have been paid to the Participant by any Employer on such pay day but for any salary reduction agreement and that are excluded from the gross income of the Employee under any one of the Code sections referred to in Treasury Regulation ss.1.414(s)-1(c)(4) (concerning 401(k) plans, cafeteria plans and certain other deferred compensation arrangements). The phrase
"aggregate Base Pay" with respect to a Plan Year or other period means the sum of the periodic payments of Base Pay made to a Participant during such Plan Year or other period.


     (b) Code Section 401(a)(17) Limitation. In no event shall a Participant's aggregate Base Pay for a Plan Year beginning January 1, 1994 or any subsequent Plan Year exceed, for any purpose of the Plan, $150,000 or such larger amount as the Secretary of the Treasury may determine for such Plan Year under Section 401(a)(17) of the Code. Section 1.6(b) in the form set forth hereinabove shall be effective January 1, 1997.

1.7 BENEFICIARY means any person who is receiving or may become entitled to receive distribution of a Participant's Accounts on account of the death of a Participant, and shall include a trust, estate or legal representative.


1.8 BOARD OF  DIRECTORS  means the board of directors  of the  Corporation.


1.9  BREAK IN SERVICE.



     (a) In General. An Employee shall incur a one-year Break in Service for each 12 month computation period in which an Employee is credited with less than

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 5 of Restatement Effective January 1, 1998

501 Hours of Service. For purposes of determining Years of Vesting Service the computation period shall be the calendar year.

     (b)Special Rule for Maternity or Paternity Absence. Solely for the purpose of determining whether a Break in Service has occurred, an Employee who is absent from service by reason of the Employee's pregnancy, the birth of the Employee's child, the placement of a child with the Employee by reason of adoption, or care for such child immediately following such birth or adoption, shall be credited with up to 501 Hours of Service at the rate such Hours of Service would normally have been credited to the Employee but for such absence. The Hours of Service shall be credited to the Employee in the computation period in which the absence commenced if necessary to avoid a Break in Service in that period or, in any other case, in the immediately following computation period.


1.10 CODE means the Internal Revenue Code of 1986, as amended, and as it may be amended, and corresponding provisions of future laws, as they may be amended.


1.11 COMMITTEE means the Thrift Plan Committee appointed to administer the Plan, as provided in Section 11.2.


1.12   CONTRIBUTION   means   Salary   Reduction   Contributions   and  Matching
Contributions.


1.13 CORPORATION means Columbus McKinnon Corporation, a New York corporation.


1.14 ELIGIBLE EMPLOYEE.

     (a) In General. Effective April 1, 1998, "Eligible Employee" means any Employee who is employed by an Employer and who is regularly employed at a facility located within the United States of America.

     (b)Exclusion of Certain Employees. The term "Eligible Employee" shall not include any employee:

          (1) Collective Bargaining Employees -- who is employed in any bargaining unit covered under a collective bargaining agreement which does not provide for participation by employees of such unit in this Plan;

          (2)  Leased  Employees  --  who  is  employed  as a  Leased  Employee;
               -----------------

          (3) Contract Employee -- whose services are performed in the capacity of a consultant or contractor or other capacity pursuant to a written contract which provides that his services are to be rendered in a capacity

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 6 of Restatement Effective January 1, 1998


     other than as a regular employee,  or who is compensated by fees or similar
     charges  requiring  the  submission  of  invoices,   as  opposed  to  being
     compensated by a regular fixed salary or wage; or

          (4) Employees Temporarily Assigned to U.S. Locations -- who [1] is regularly employed outside the United States, [2] is employed within the United States by an Employer pursuant to a temporary assignment, and [3] was not covered under the Plan immediately prior to such temporary assignment.

     (c) Definition of Eligible Employee Before April 1, 1998. Effective February 24, 1995 through March 31, 1998, "Eligible Employee" means an Employee of an Employer who at the time of reference is a member of the class eligible to participate in the Plan, to wit,

          (1) an Employee compensated on the basis of a regular fixed weekly, bi-weekly, monthly or semi-monthly salary as opposed to an hourly wage, and an office Employee regardless of how compensated (but, beginning February 24, 1995, excluding an Employee regularly employed by the Corporation's Durbin Durco Division in Reform, Alabama except at provided in Section 1.14(c)(6),

          (2) as of January 1, 1989, any nonunion factory Employee regularly employed in the Corporation's Tonawanda, New York facility, regardless of how compensated,

          (3) as of December 31, 1989 and through and including February 23, 1995, any person employed by Positech Corporation, regardless of how compensated,

          (4) as of January 1, 1992, any nonunion factory Employee regularly employed in the Corporation's Lexington, Tennessee, Manatee, Florida or Chattanooga, Tennessee facility, regardless of how compensated,

          (5) as of February 24, 1995, any person regularly employed at the Positech division of the Corporation, regardless of how compensated, and

          (6) as of April 1, 1995, any Employee regularly employed by the Corporation's Durbin Durco Division in Reform, Alabama who is compensated on the basis of a regular fixed weekly, bi-weekly, monthly or semi-monthly salary and who is exempt from overtime pay under the Fair Labor Standards Act.

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 7 of Restatement Effective January 1, 1998



          (7) The following Employees are specifically excluded from the term "Eligible Employee":

               (A) an Employee who is employed in a bargaining unit covered under a collective bargaining agreement which does not provide for participation by employees of such unit in this Plan, and


               (B) Leased Employees.

1.15 EMPLOYEE means an employee at common law of the Corporation or an Affiliate, and a Leased Employee of the Corporation or an Affiliate.


1.16 EMPLOYER means the Corporation and each Affiliate that participates in the Plan in accordance with Article XIII. Schedule A contains a list of all Employers.


1.17 EMPLOYMENT COMMENCEMENT DATE means the first date for which an Employee is directly or indirectly paid or entitled to payment for the performance of duties with the Corporation or an Affiliate. An Employee shall not have a new Employment Commencement Date if he separates from service and is rehired.


1.18 ERISA means the Employee Retirement Income Security Act of 1974, as amended, and as it may be amended, and corresponding provisions of future laws, as they may be amended.


1.19 HIGHLY COMPENSATED EMPLOYEE .


     (a) Active and Former Employees. The term Highly Compensated Employee includes highly compensated active Employees and highly compensated former Employees.

     (b) Highly Compensated Active Employees. A highly compensated active Employee means any Employee who performs service for an Employer or any of its Affiliates during the current Plan Year and who (i) during the previous year received Compensation of $80,000 (as adjusted pursuant to Code Section 415(d)) or more, or (ii) was a 5-percent owner of the Employer and/or any of its Affiliates at any time during the current Plan Year or the previous year.

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 8 of Restatement Effective January 1, 1998

          (1) Meaning of "5 Percent Owner."

               (A) With respect to a corporation, "5 percent owner" means any person who owns (or is considered as owning within the meaning of Code
          Section 318) more than 5 percent of the outstanding stock of such corporation or stock possessing more than 5 percent of the total combined voting power of all stock of such corporation.

               (B) With respect to any entity that is not a corporation, "5 percent owner" means any person who owns more than 5 percent of the capital or profits interest in such entity.

     (c) Highly Compensated Former Employees. A highly compensated former Employee includes any former Employee who separated from service (or was deemed to have separated on account of a reduction in compensation pursuant to Treasury Regulations under Code Section 414(q) prior to the determination year, performs no service for the Employer or any of its Affiliates during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

     (d) Application of Code and Regulations. The determination of who is a Highly Compensated Employee shall be made in accordance with Code Section 414(q) and the Treasury Regulations thereunder.

     (e) Effective Date. Section 1.19 in the form set forth hereinabove shall be effective January 1, 1997.

1.20 INVESTMENT FUND means one of the separate investment funds maintained within the Trust Fund, as described in Section 7.2.


1.21 LEASED EMPLOYEE .

     (a) In General. "Leased Employee" means any person who is not an employee under common law of any Employer or Affiliate and who provides services to an Employer or an Affiliate ("recipient") if: (i) such services are provided to the recipient pursuant to an agreement between the recipient and any other person ("leasing organization"), (ii) such person has performed such services for the recipient (or for the recipient and related persons) on a substantially full-time basis for a period of at least one year, and (iii) such services are performed under the primary direction or control of the Employer. Section 1.21
(a) in the form set forth hereinabove shall be effective January 1, 1997.

     (b)Treatment of Leased Employees. Once an individual becomes a Leased Employee, the individual shall be taken into account in determining whether the Plan satisfies the coverage requirements of Section 410(b) of the Code, and service as a Leased Employee shall be counted as service for purposes of eligibility to participate and vesting, but Leased Employees shall not be eligible to participate in the Plan.

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 9 of Restatement Effective January 1, 1998


1.22 LIMITATION YEAR means the twelve month period beginning April 1 and ending March 31.

1.23 MATCHING CONTRIBUTION means a contribution made for the benefit of a Participant pursuant to Section 3.2.


1.24 MATCHING  CONTRIBUTION  ACCOUNT means an Account  established under Section
6.1 to which are credited Matching Contributions.


1.25 NORMAL RETIREMENT AGE means the date on which a Participant reaches his 65th birthday.

1.26 PARTICIPANT means an Eligible Employee who participates in the Plan in accordance with Article , and includes a former Eligible Employee who has not received complete distribution of his Accounts.


1.27 PLAN means the Columbus McKinnon Corporation Thrift 401(k) Plan, as set forth herein, and as it may be amended from time to time.

1.28 PLAN YEAR means the twelve consecutive month period beginning on January 1 and ending on December 31.


1.29 QUALIFIED DOMESTIC RELATIONS ORDER OR QDRO means any judgment, decree or order (including approval of a property settlement agreement) that (i) relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant, (ii) is made pursuant to a State domestic relations law (including a community property law), and (iii) constitutes a "qualified domestic relations order" within the meaning of Section 414(p) of the Code.

1.30 SALARY REDUCTION CONTRIBUTION means a contribution made for the benefit of a Participant pursuant to Section 3.1.

1.31 SALARY REDUCTION  CONTRIBUTION  ACCOUNT means an Account  established under
Section 6.1 to which are credited Salary Reduction Contributions.

1.32 SCHEDULE means a schedule attached to this Plan document which provides special rules applicable to a specified group of Participants whose Accrued Benefits are determined in part with reference to service earned under this Plan before April 1, 1998, or to service earned under a different pension plan.

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 10 of Restatement Effective January 1, 1998


1.33 TESTING COMPENSATION

     (a) In General. "Testing Compensation" means, in the case of each Employee, and for each Plan Year or other period, the Employee's compensation as defined in Treasury Regulation ss.1.415-2(d)(11)(ii) (wages for purposes of income tax withholding) which is paid to the Employee during the Plan Year by the Corporation and any Affiliate, plus all amounts that would have been paid to the Employee by the Corporation and each Affiliate during the Plan Year or other period but for any salary reduction agreement and that are excluded from the gross income of the Employee under any one of the Code sections referred to in Treasury Regulation ss.1.414(s)-1(c)(4) (concerning 401(k) plans, cafeteria plan and certain other deferred compensation arrangements).

(b) Code Section 401(a)(17) Limitation. In no event shall a Participant's Testing Compensation for the 1994 Plan Year or any subsequent Plan Year exceed, for any purpose of the Plan, $150,000 or such larger amount as the Secretary of the Treasury may determine for such Plan Year under Section 401(a)(17) of the Code. Section 1.33(b) in the form set forth hereinabove shall be effective January 1, 1997.

1.34 TRUST AGREEMENT means the Columbus McKinnon Corporation Thrift 401(k) Plan Trust Agreement, effective January 1, 1984, by and between the Corporation and the Trustee, as it has been and may be amended, and any subsequent trust agreement between the Corporation and a successor Trustee.


1.35 TRUST FUND means the assets of the Plan held by the Trustee under the Trust Agreement.

1.36 TRUSTEE means the trustee or trustees serving under the Trust Agreement.

1.37 VALUATION DATE means the last business day of each month. The value of a Participant's Accounts showing his interest in each Investment Fund within the Trust Fund, shall be determined as of each Valuation Date. The value of a Participant's interest in the Plan is the aggregate value of his Accounts (including his allocable share of any portion of the Trust Fund which at the time of reference is not held in an Investment Fund). The value of a Participant's interest in each Investment Fund and in the Trust Fund shall be determined only as of a Valuation Date.

1.38 YEAR OF VESTING SERVICE.

     (a) In General. An Employee shall be credited with a Year of Vesting Service for each calendar year ending on or after the Employee's 18th birthday

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 11 of Restatement Effective January 1, 1998


in which the Employee is credited with at least 1,000 Hours of Service, subject to the exclusions set forth in Section 1.38(b).

     (b) Effect of a Break in Service. In the event that an Employee is reemployed following a one-year Break in Service, service completed by the Employee prior to the Break in Service shall be excluded from his Years of Vesting Service in accordance with this Section 1.38(b) :

          (1) One Year Hold-out. If an Employee who has not become partially vested in his Matching Contribution Account incurs a one-year Break in Service, the service credited prior to the Break in Service shall thereafter be excluded from his Years of Vesting Service until the Employee has completed a Year of Vesting Service after the Break in Service.

          (2) Five Year Break in Service. If an Employee who has not become partially vested in his Matching Contribution Account incurs a number of consecutive one-year Breaks in Service which equals or exceeds the greater of five or the aggregate number of the Employee's prior Years of Vesting Service (determined without regard to his age but excluding therefrom any Years of Vesting Service disregarded by reason of any prior Break in Service), the service credited prior to the Break in Service shall thereafter be excluded from his Years of Vesting Service.

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 12 of Restatement Effective January 1, 1998


                                   ARTICLE II

                                  PARTICIPATION

2.1 IN GENERAL .

     (a) Participants on March 31, 1998. Each Eligible Employee who was a Participant in the Plan on March 31, 1998 shall continue to be a Participant on and after that date.

     (b)Participants after March 31, 1998. Each Eligible Employee who was not a Participant in the Plan on March 31, 1998 shall be eligible to become a Participant on the first day of the month coinciding with or next following the expiration of 90 calendar days since his Employment Commencement Date, provided he is then an Eligible Employee.

     (c) Interruption of Eligible Employee Status. If the first day on which an Eligible Employee may commence participation occurs during a period the Eligible Employee is not performing any services as an Eligible Employee for any reason except a termination of employment, then such Eligible Employee may commence participation as of the date he again begins performing such services, or as of the first day of any subsequent month, provided he is then an Eligible Employee.

2.2 PARTICIPATION AFTER REEMPLOYMENT .

     (a) Reemployment of Former Participant. Notwithstanding any interruption of employment, an Eligible Employee who has once become a Participant may commence participation in the Plan as of the date he again becomes an Eligible Employee.

     (b) Reemployment of Eligible Employee Who Satisfied Service Requirement. An Eligible Employee who ceases to be an Employee after having satisfied the service requirement but before the first day of the month on which he may first commence participation and who again becomes an Eligible Employee may commence participation in the Plan on the later of (i) the first day of the month he could have first commenced participation but for the interruption of Employee status, or (ii) the date he again becomes an Eligible Employee. Such Eligible Employee may also commence participation on the first day of any month subsequent to the dates described in (i) and (ii) above.

     (c) Reemployment of Employee Who Did Not Satisfy Service Requirement. If an Employee separates from service before having satisfied the service requirement and is rehired, he may commence participation in the Plan as of the first day of

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 13 of Restatement Effective January 1, 1998

any month coinciding with or next following the expiration of 90 calendar days since his Employment Commencement Date, or as of the first day of any subsequent month, provided he is then an Eligible Employee.

2.3 TRANSFERS .

     (a) Transfer Outside Eligible Class. In the event a Participant is transferred on a regular basis to an Affiliate or to a job classification with the Corporation whereby he ceases to be an Eligible Employee, he shall cease to be eligible to receive Contributions, but otherwise he shall remain a Participant until his Accounts are distributed, or until his death, if earlier.

     (b) Transfer Into Eligible Class. If the employment status of an Employee, including a Leased Employee, is changed so that he becomes an Eligible Employee, he shall be given credit for his prior service with the Corporation or an Affiliate, and may commence participation in accordance with Section 2.1(b).

     (c) Immediate Participation. In any of the cases described in Section 2.3(b) , if the Employee has met the service requirement for participation at the time of the transfer or change in job classification which make him an Eligible Employee, he may commence participation as of the first day of the month following the date he becomes an Eligible Employee.

2.4 NOTICE AND ENROLLMENT .

     (a) Notice to Eligible Employee. Within a reasonable time before an Eligible Employee becomes eligible to commence participation in the Plan, the Committee shall provide notice to the Eligible Employee of his right to participate in the Plan.

     (b) Enrollment in Plan. An Eligible Employee must file with the Committee a properly completed authorization form before he may commence participation in the Plan. The authorization form may be filed by an Eligible Employee at any time after he becomes an Eligible Employee, and must be filed at least 15 days prior to the day the Eligible Employee will commence participation in the Plan (or within such other time period as the Committee may prescribe). Such authorization form shall be in a form prescribed by the Committee, and shall include an authorization for the deduction of Salary Reduction Contributions from the Eligible Employee's Base Pay, as provided in Section 3.1.

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 14 of Restatement Effective January 1, 1998


                                   ARTICLE III

                            PARTICIPANT CONTRIBUTIONS

3.1 SALARY REDUCTION CONTRIBUTIONS .


     (a) Election and Commencement of Salary Reduction Contributions. On the authorization form described in Section 2.4(b), an Eligible Employee shall elect that his Base Pay be reduced by a specified full percentage of at least 1 percent and not more than 15 percent and to have such amount contributed by his Employer to the Plan on his behalf. Such election will be effective commencing with the first pay period that begins on or after the date his participation commences, and will continue in effect until changed or discontinued. The percentage elected by any Eligible Employee who is a Highly Compensated Employee is subject to reduction by the Committee to such extent as it deems advisable in order to insure compliance with Article IV and Article V.

     (b)Change or Discontinuance of Election. A Participant may discontinue his salary reduction or change his rate of salary reduction (within the limits of Section and subject to Articles IV and Article V), as of the first day of any month, by filing a revised authorization form with the Committee at least 15 days before such day (or within such other time period as the Committee may prescribe). Such discontinuance or change shall be effective commencing with the first pay period that begins on or after such first day.

     (c) Payment of Salary Reduction Contributions. An Employer will contribute to the Plan on behalf of each of its Employees for whom a salary reduction election is in effect for a pay period, a Salary Reduction Contribution in an amount equal to the amount by which the Participant's Base Pay was reduced for such pay period.

     (d) Payment to Trustee. Salary Reduction Contributions shall be paid to the Trustee as soon as practicable after the end of the pay period for which the contributions were made, provided that in all events such contributions shall be so paid to the Trustee not later than 15 days after the end of the calendar month in which such pay period ends. Salary Reduction Contributions shall be credited to each Participant's Accounts as of the Valuation Date that coincides with the last business day of the month in which such pay period ends.

     (e) Vesting. Salary Reduction Contributions shall be fully vested and non-forfeitable at all times.

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 15 of Restatement Effective January 1, 1998

3.2 MATCHING CONTRIBUTIONS .

     (a) Contribution Required. The Employer of each person who is an Employee on the last day of a Plan Year and on whose behalf a Salary Reduction Contribution was made during the Plan Year shall contribute to the Plan on behalf of such Employee a Matching Contribution in an amount determined under
Section 3.2(b).

     (b) Amount of Contribution. The Matching Contribution required to be made on behalf of an Employee under Section 3.2(a) shall be an amount equal to 50 percent of the Salary Reduction Contributions made on behalf of the Employee during the Plan Year provided, however, that Matching Contributions shall not exceed 3 percent of the Employee's Base Pay for the Plan Year.

     (c) Payment to the Trustee. Matching Contributions shall be paid to the Trustee and credited to each Participant's Matching Contribution Account as soon as may be reasonably practicable following the last day of the Plan Year for which the Matching Contributions are made.

     (d) Vesting. A Participant shall be fully vested in his Matching Contribution Account upon attaining Normal Retirement Age or in the event the Participant dies when he is an Employee. In addition, a Participant shall become vested in his Matching Contribution Account before Normal Retirement Age in accordance with the following vesting schedule:


Participant's  Number of                   Vested Percentage in Participant's
Years of Vesting Service                   Matching  Contribution  Account
------------------------                   -------------------------------

less than one year ..............................        0 percent
one year but less than two years ................       20 percent
two years but less than  three years ...........        40 percent
three years but less than four years ............       60 percent
four years but less than five  years ............       80 percent
five or more years .............................       100 percent


3.3 ROLLOVER CONTRIBUTIONS .

     (a) Contributions Permitted. With the consent of the Committee a Participant (or an Eligible Employee who is or will be eligible to participate in the Plan upon meeting service requirement of Section 2.1(b)) may rollover his interest in another plan qualified under Section 401(a) or 403(a) of the Code to this Plan, provided:

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 16 of Restatement Effective January 1, 1998

          (1) The rollover to this Plan is made no later than the sixtieth day after distribution was made from the other plan, or is pursuant to a direct transfer under Section 401(a)(31) of the Code, and

          (2) The distribution from the other plan qualifies as an "eligible rollover distribution" within the meaning of Section 402(c)(4) of the Code.

     (b) Rollovers from IRAs. A rollover to this Plan may also be made from an individual retirement arrangement qualified under Section 408 of the Code, provided no amount in the account and no part of the value of the annuity is attributable to any source other than a "rollover contribution" (as defined in Section 402(c) of the Code) from another plan that was qualified under Section 401(a) or 403(a) of the Code and such rollover contribution was deposited in such account or annuity within 60 days after distribution from such other plan, and the entire amount received in the distribution from the individual retirement account or individual retirement annuity is transferred to this Plan no later than the 60th day after distribution was made from the IRA.

     (c) Rollover Account. The Committee shall establish and maintain for each Participant who has made a rollover contribution a separate Account ("Rollover Account") reflecting such contribution, the income thereon and the disbursements therefrom. A Participant may not borrow from his Rollover Account and the value of such account will not be taken into consideration in determining the amount available for borrowing pursuant to Section 10.4(c).

     (d) In-Service Distribution. Participant whose rollover account has been held in the Plan at least 24 months may, upon written request to the Committee, withdraw from his rollover account such amount as he shall specify. Such a withdrawal will be effective as of the first Valuation Date that occurs at least 15 days after his withdrawal request is filed.

     (e) Vesting. A Participant shall be at all times fully and non-forfeitably vested in his rollover account.

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 17 of Restatement Effective January 1, 1998


                                   ARTICLE IV

                          LIMITATIONS ON CONTRIBUTIONS

4.1 MAXIMUM AMOUNT OF CONTRIBUTIONS .

     (a) Limitation on Annual Additions. In no event shall the sum of Salary Reduction Contributions and Matching Contributions credited to a Participant's Accounts for any Limitation Year be in an amount that would cause the Annual Addition for such Participant to exceed the amount permitted under Section 5.1.

     (b) Limitation Based on Employer Deductions. In no event shall the sum of Salary Reduction Contributions and Matching Contributions for any Plan Year exceed the maximum amount deductible under Section 404(a)(3) of the Code or if less, the maximum amount deductible under Section 404(a)(7) of the Code, reduced by Employer contributions to a pension plan described in Section 404(a)(7) of the Code which covers the same Employees. All such contributions are conditioned on their deductibility under Section 404 of the Code.

     (c) Limitation on Salary Reduction Contributions. In no event shall Salary Reduction Contributions made on behalf of any Participant for any calendar year exceed $7,000 or such higher limit as is in effect for the calendar year under
Section 402(g)(5) of the Code.

     (d) Special Nondiscrimination Limitations. In no event shall Salary Reduction Contributions or Matching Contributions made by or on behalf of a Highly Compensated Employee for any Plan Year exceed the limits under Section 4.2.


4.2 NONDISCRIMINATION REQUIREMENTS .

     (a) Salary Reduction Contributions. Salary Reduction Contributions for any Plan Year must satisfy the Actual Deferral Percentage Test.

     (b) Matching Contributions. Matching Contributions for any Plan Year must satisfy the Actual Contribution Percentage Test.

     (c) Rules for Applying ADP and ACP Tests. In applying the Actual Deferral Percentage Test and the Actual Contribution Percentage Test, the following rules shall be observed:

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 18 of Restatement Effective January 1, 1998

          (1) Salary Reduction Contributions Taken Into Account. A Salary Reduction Contribution shall be taken into account only if [1] it is allocated to the Participant's Account as of a date within the Plan Year, [2] it is not contingent upon participation in the Plan or the performance of services after the allocation date, [3] it is paid to the Trustee no later than 12 months after the end of the Plan Year, and, [4] it relates to Base Salary which would have been received during the Plan Year but for the Participant's election to make Salary Reduction Contributions or is attributable to services performed during the Plan Year and, but for such election, would have been received by the Participant within 2-1/2 months after the close of the Plan Year.

          (2) Matching Contributions Taken Into Account. A Matching Contribution shall be taken into account only if it is allocated to a Participant's Matching Contribution Account as of a date within the Plan Year, it is paid to the Trustee no later than 12 months after the Plan Year, and it relates to Salary Reduction Contributions made with respect to the Plan Year.

          (3) Testing Compensation Taken Into Account. Testing Compensation taken into account shall be Testing Compensation for the Plan Year, or at the Committee's option, Testing Compensation attributable to the portion of the Plan Year during which the Participant was an Eligible Employee and met the age and time requirements for participation. If Testing Compensation attribution to the portion of the Plan Year is used, the limit shall be applied uniformly to all Eligible Employees for the Plan Year.

          (4) No Double Testing. No contribution included in the Actual Deferral Percentage Test for a Plan Year shall also be included in the Actual Contribution Percentage Test for such Plan Year. No contribution included in the Actual Contribution Percentage Test for a Plan Year shall also be included in the Actual Deferral Percentage Test for such Plan Year.

          (5) No Multiple Use of Alternative Limitations. If one or more Highly Compensated Employees is required to be taken into account in applying both the Actual Deferral Percentage Test and the Actual Contribution Percentage Test for a Plan Year (or in applying either of those tests in another plan of the Corporation or an Affiliate for a Plan Year ending with or within the Plan Year), then the "2 plus 200 test" set forth in Sections 1.3 and
     1.4 shall be applied in such manner as to avoid a prohibited multiple use of such test, in accordance with Treasury Regulations.

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 19 of Restatement Effective January 1, 1998

          (6) Aggregation of Other Plans.

               (i) Aggregation to Meet Discrimination or Coverage Requirements. If the Plan and one or more other plans which include cash or deferred arrangements are considered one plan for purposes of Section 401(a)(4) or 410(b) of the Code, the cash or deferred arrangements included in the Plan and in such other plans shall be treated as one arrangement for purposes of this Section 4.2.

               (ii) Participation in Other Plans by Highly Compensated Employees. If Salary ReductionContributions or Matching Contributions are made for a Plan Year for a Highly Compensated Employee who also participates during the same Plan Year in one or more other plans of the Corporation or an Affiliate that includes a cash or deferred arrangement described in Section 401(k) of the Code or employee contributions or employer matching contributions described in Section 401(m) of the Code, the actual deferral ratio (Section 1.4(a)) or actual contribution ratio (Section 1.3(a)) of the Highly Compensated Employee for purposes of this Section shall be computed as if all such plans were part of this Plan.

     (d) Treasury Regulations. The application of the Actual Deferral Percentage Test and the Actual Contribution Percentage Test shall satisfy such additional or different requirements as may be required or permitted by Treasury Regulations.


4.3 ADJUSTMENTS .

     (a) Limits on Highly Compensated Employees. The Committee may establish and modify from time to time maximum limits on the percentage of Base Salary that may be contributed to the Plan during a Plan Year or portion of a Plan Year by Participants who are, or who are expected to be, Highly Compensated Employees for such Plan Year if it believes that such limits are appropriate in order to satisfy any limitation of Section 4.2.

     (b) Other Limitations on Highly Compensated Employees. In addition to establishing a maximum limit pursuant to Section 4.3(a), or in lieu thereof, in the case of a Participant who is or who is expected to be a Highly Compensated Employee for a Plan Year, the Committee may modify his election to make Salary Reduction Contributions so as to decrease prospectively the Salary Reduction Contributions to be made on behalf of such Participant if the Committee believes that such a decrease is appropriate in order to satisfy any limitation in
Section 4.2. Any prospective decrease in Salary Reduction Contributions shall result in a corresponding decrease in Matching Contributions.

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 20 of Restatement Effective January 1, 1998

4.4 DISTRIBUTION OF EXCESS CONTRIBUTIONS .

     (a) Required Distribution. If the Actual Deferral Percentage Test has not been satisfied for the Plan Year after all contributions have been made under the Plan for the Plan Year, the Committee shall, as soon as practicable but in no event later than the close of the following Plan Year, distribute the excess contributions (as defined in Section 401(k)(8) of the Code and Treasury Regulations thereunder) and the income (or loss) allocable thereto to the Participant on whose behalf such excess contributions were made in accordance with Section 401(k)(8) of the Code and the Treasury Regulations thereunder. The Committee shall make every reasonable effort to make any distribution under this
Section 4.4 on or before March 15 of the Plan Year following the Plan Year for which the ADP Test was not satisfied. If such distribution includes contributions which qualified for Matching Contributions, the Matching Contributions attributable thereto shall be forfeited.


     (b) Income (or Loss) Allocable to Excess Contributions.

          (1) Standard Allocation Method. The income (or loss) allocable to excess contributions for the Plan Year shall be determined by multiplying the income (or loss) allocable to the Participant's Salary Reduction Account for the Plan Year by a fraction [1] the numerator of which is the excess contributions for the Plan Year and [2] the denominator of which is the account balance of the Participant's Salary Reduction Account as of the beginning of the Plan Year increased by the Participant's Salary Reduction Contributions for such Plan Year.

          (2) Alternative Allocation Method. As an alternative to the standard method of allocating income (or loss) to excess contributions described in
     Section 4.4(b)(1) , the Committee may use any reasonable method for computing income allocable to excess contributions provided that the method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for that Plan Year, is used for allocating income to Participants' Accounts, and/or satisfies such other requirements as may be set forth in Treasury Regulations.

4.5 DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS.

     (a) Required Distribution. If Matching Contributions for a Plan Year do not satisfy the Actual Contribution Percentage Test after all contributions have been made under the Plan for such Plan Year, the Committee shall, as soon as practicable but in no event later than the last day of the following Plan Year, distribute the excess aggregate contributions (as defined in Section 401(m)(6) of the Code and Treasury Regulations thereunder) and income (or loss) allocable thereto to the Participants on whose behalf such excess aggregate contributions were made in accordance with Section 401(m)(6) of the Code and Treasury

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 21 of Restatement Effective January 1, 1998

Regulations thereunder. The Committee shall make every reasonable effort to make any distribution under this Section 4.5 on or before March 15 of the Plan Year following the Plan Year for which the Actual Contribution Percentage Test was not satisfied.

     (b) Income or Loss Allocable to Excess Aggregate Contributions. The income or loss allocable to excess aggregate contributions for the Plan Year shall be determined in a manner similar to the determination of income or loss allocable to excess contributions under Section 4.4(b).

4.6 DISTRIBUTION OF EXCESS DEFERRALS .

     (a) Permitted Distribution. If, on or before March 1st of any year, a Participant notifies the Committee, in accordance with Section 402(g)(2)(A) of the Code and Treasury Regulations thereunder, that all or part of the Salary Reduction Contributions made for his benefit represent an excess deferral (as defined in Section 402(g) of the Code) for the preceding taxable year of the Participant, the Committee shall make every reasonable effort to cause such excess deferral to be distributed to the Participant no later than April 15 following such notification.

     (b) Income or Loss Allocable to Excess Deferrals. The income or loss allocable to excess deferrals for the Plan Year shall be determined in a manner similar to the determination of income or loss allocable to excess contributions under Section 4.4(b).

     (c) Coordination With Excess Contributions.

          (1) The amount of excess contributions to be distributed under Section
     4.4 with respect to a Participant for a Plan Year shall be reduced by the amount of excess deferrals previously distributed to the Participant for the Participant's taxable year ending with or within the Plan Year.

          (2) The amount of excess deferrals that may be distributed  under this
     Section 4.6 with respect to a Participant for a taxable year shall be reduced by the amount of excess contributions previously distributed with respect to the Participant for the Plan Year beginning with or within such taxable year.

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 22 of Restatement Effective January 1, 1998



                                    ARTICLE V

                         LIMITATION ON ANNUAL ADDITIONS

5.1 GENERAL LIMITATION . The Annual Addition to a Participant's Accounts under the Plan for any Limitation Year, when added to the Annual Additions to his accounts for such year under all other defined contribution plans maintained by the Corporation or any Affiliate, shall not exceed the lesser of (i) $30,000 or
(ii) 25 percent of the Participant's Taxable Compensation for such Limitation Year. This Section 5.1, in the form set forth hereinabove, shall be effective for Limitation Years beginning on or after April 1, 1995.


5.2 ADJUSTMENT TO REDUCE ANNUAL ADDITION . A Participant's Annual Addition under the Plan shall be reduced to satisfy the limitation of Section 5.1 as follows:


     (a) Any Salary Reduction Contribution not yet paid to the Trustee for the Limitation Year shall not be made. The Salary Reduction Contribution shall be paid instead to the Participant.

     (b) Any Salary Reduction Contribution already paid to the Trustee for the Limitation Year shall, to the extent permitted by the Code and Treasury Regulations, be withdrawn from the Trust Fund and distributed to the Participant together with gains attributable to such Salary Reduction Contribution.


     (c) If the Annual Addition for any  Participant  exceeds the limitations of
Section 5.1 after the adjustments described in Section 5.2(a) and 5.2(b), the excess amounts in the Participant's Accounts shall be held unallocated in a suspense account and used to reduce Salary Reduction Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for the Participant if that Participant is covered by the Plan as of the end of the Limitation Year. However, if the Participant is not covered by the Plan as of the end of the Limitation Year, then the excess amounts shall be held unallocated in a suspense account for the Limitation Year and allocated and reallocated in the next Limitation Year to all of the remaining Participants in the Plan so as to reduce Salary Reduction Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for all of the remaining Participants. If a suspense account is in existence at any time during a particular Limitation Year, other than the Limitation Year described in the preceding sentence, all amounts in the suspense account shall be allocated and reallocated to the Participants before any Salary Reduction Contributions are made under the Plan for the Limitation Year.

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 23 of Restatement Effective January 1, 1998


5.3  LIMITATION  APPLICABLE TO  PARTICIPANTS  WHO ALSO  PARTICIPATE IN A DEFINED
BENEFIT PLAN . In the case of a Participant who participates in or has participated in a defined benefit plan maintained by the Corporation or an Affiliate, the sum of the Participant's "defined contribution plan fraction" (as determined under Section 415(e) of the Code and the Treasury Regulations thereunder) and his "defined benefit plan fraction" (as determined under Section 415(e) of the Code and the Treasury Regulations thereunder) for such Limitation Year shall not exceed 1.0. The adjustment required to meet this limitation shall be made in the defined benefit plan. However, if the adjustment required to meet this limitation cannot be made in the defined benefit plan, the adjustment shall be made by reducing Salary Reduction Contributions under this Plan. This Section
5.3 shall not apply after December 31, 1999.

5.4 RULES FOR APPLYING LIMITATION .

     (a) Definition of Annual Addition. "Annual Addition" means, in the case of any Participant and with respect to this Plan, the sum for any Limitation Year of all Contributions credited to the Participant's Accounts for such year, unreduced by any distributions under Section 4.4 (excess contributions), Section
4.5 (excess aggregate contributions or Section 4.6 (excess deferrals) (except as provided in Treasury Regulations under Code Section 415(c)(2)). "Annual Addition" means, in the case of any Participant and with respect to all other defined contribution plans maintained by the Corporation or any Affiliate, the sum for any Limitation Year of all (i) employer contributions, employee contributions, and forfeitures, as described in Section 415(c)(2) of the Code and Treasury regulations thereunder, unreduced by any distributions of excess contributions, excess aggregate contributions, or excess deferrals (except as provided in Treasury Regulations under Code Section 415(c)(2)), and (ii) amounts described under Section 415(l)(1) and Section 419(d)(2) of the Code credited to the Participant's accounts for the Limitation Year.

     (b) Definition of Affiliate. For purposes of this Article V, in determining whether a corporation is an Affiliate, as defined in Section 1.5, membership in a controlled group of corporations shall be determined on the basis of a 50% control test rather than an 80% control test.

     (c) Definition of Taxable Compensation. "Taxable Compensation" means, with respect to a Participant for each Limitation Year, compensation as defined under Code Section 415(c)(3) and the Treasury Regulations thereunder. Effective for Limitation Years beginning on and after April 1, 1998, "Taxable Compensation" shall include elective deferrals (as defined in Code Section 402(g)(3)) and salary reduction contributions under a cafeteria plan that are excluded from gross income under Code Section 125.

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 24 of Restatement Effective January 1, 1998


     (d) Code Section 401(a)(17) Limitation. In no event shall a Participant's Taxable Compensation for a Limitation Year beginning on or after January 1, 1994 exceed $150,000 or such larger amount as the Secretary of the Treasury may determine for such Limitation Year under Section 401(a)(17) of the Code. This
Section 5.4(d), in the form set forth hereinabove, shall be effective for Limitation Years beginning on and after April 1, 1997.

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 25 of Restatement Effective January 1, 1998



                                   ARTICLE VI

                             PARTICIPANTS' ACCOUNTS

6.1 ACCOUNTS .

     (a) In General. The Committee shall establish and maintain for each Participant, on a unit basis, one or more of the following individual Accounts, as appropriate, to record the interest of the Participant in the Trust:

          (1) Salary Reduction Contribution Account to which shall be credited the Participant's Salary Reduction Contributions.

          (2) Matching Contribution Account to which shall be credited the Participant's Matching Contributions.

     (b) Additional Accounts and Subaccounts. The Committee shall establish and maintain a subaccount within each Account to reflect the interest of each Account in each Investment Fund. The Committee shall also establish and maintain such other Accounts or subaccounts, including a loan account and/or subaccount, as it may deem necessary or desirable to carry out the provisions of the Plan.

     (c) Segregation of Assets Not Required. The maintenance of individual Accounts and subaccounts is for accounting purposes only, and a segregation of the Trust assets to each Account or subaccount shall not be required.


6.2 ADJUSTMENT OF ACCOUNTS . As of each Valuation Date, the Committee shall make the following adjustments to each Account of each Participant:

     (a) Opening Balance. The balance of the Account immediately following the adjustment of such Account as of the preceding Valuation Date shall be determined.

     (b) Contributions. The Account shall be increased by the amount of any contributions and any repayments of a loan properly credited to such Account since the preceding Valuation Date.

     (c) Distributions. The Account shall be reduced by the amount of any loans, withdrawals or distributions properly charged to such Account since the preceding Valuation Date.

     (d) Other Adjustments. The Account shall be appropriately adjusted to reflect any other transaction affecting it.

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 26 of Restatement Effective January 1, 1998


     (e) Allocation of Trust Income or Loss. Each subaccount that reflects the interest of an Account in an Investment Fund shall be appropriately adjusted to reflect the net increase or decrease in the fair market value of the assets of the Investment Fund (resulting from income, gain, loss and expense since the preceding Valuation Date) in which the subaccount is invested. Such net increase or decrease shall be allocated to each subaccount ratably on the basis of subaccount balances in a uniform and consistent manner. Each Account shall then be adjusted to reflect the net increase or decrease of each subaccount of such Account.

6.3 VALUATION OF ACCOUNTS . The value of a Participant's Accounts showing his interest in the Trust shall be determined as of each Valuation Date.

6.4 NOTICE TO PARTICIPANTS . Within a reasonable time after the last day of each Plan Year, the Committee shall notify each Participant (and each alternate payee under a QDRO and each Beneficiary of a deceased Participant) of the balance in such Participant's Accounts as of the last day of such Plan Year. The Committee may in its discretion notify such persons of the balance in their Accounts at more frequent intervals.

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 27 of Restatement Effective January 1, 1998



                                   ARTICLE VII

                            FUNDING AND INVESTMENTS

7.1 FUNDING POLICY AND METHOD . The funding policy and method of the Plan is the deposit of all contributions with the Trustee, in accordance with the terms of the Trust Agreement, with the right given each Participant to designate the Investment Fund(s) in which his interest in the Trust Fund is to be invested, as described in this Article. The Committee is responsible for the funding policy of each of the Investment Funds, including the liquidity needs of each such Fund.

7.2 THE INVESTMENT FUNDS .

     (a) In General. The Committee shall make available three or more Investment Funds for the investment of a Participant's Salary Reduction Contributions and Matching Contributions, and rollover contributions, if any. Each of the Investment Funds shall have such investment objectives as the Committee shall approve, it being intended that each Participant shall be offered a number of investment choices, at least some of which have materially different risk and return characteristics, which will permit the selection by the Participant of an investment portfolio suitable to his investment objectives. Each of the Investment Funds shall consist of one or more investment vehicles selected from time to time by the Committee, including without limitation, pooled funds and/or mutual funds. Assets of each Investment Fund may be temporarily held in cash or invested in short-term fixed income obligations issued by governments, government agencies, or corporations, including bank deposits. The Committee shall provide reasonably detailed information to the Participants with respect to the Investment Funds.

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 28 of Restatement Effective January 1, 1998


     (b) Change of Investment Funds. The Committee shall have the right to add additional Investment Funds and/or to eliminate one or more existing Investment Funds with or without replacing it or them with another Investment Fund or Funds.

     (c) Voting of Shares. The Trustee shall be entitled to vote all shares held in an Investment Fund, including without limitation, shares of a mutual fund.

7.3 INVESTMENT OF CONTRIBUTIONS .

     (a) Investment by Participants. Salary Reduction Contributions and Matching Contributions shall be invested in one or more of the Investment Funds, as each Participant shall elect, in accordance with Section 7.4.

     (b) Change of Investment Fund. If an Investment Fund is eliminated or replaced (the "Replaced Investment Fund") with a different Investment Fund, the Committee may direct the Trustee to transfer all of the Account balances invested in the Replaced Investment Fund to one or more other Investment Funds. As soon as administratively practicable before or after such transfer, the Committee shall obtain new investment elections for such Accounts from the Participants and beneficiaries with such Accounts, and shall designate one or more Investment Funds to which a Participant's Account balances will be transferred in the absence of a timely election. The Committee shall also, as soon as administratively practicable before Investment Funds are eliminated or replaced, obtain new investment elections from Participants with respect to future Contributions and shall designate one or more Investment Funds in which such contributions will be invested in the absence of a timely election by the Participant.


7.4 INVESTMENT ELECTIONS .

     (a) Initial Election.

          (1) Salary Reduction Contributions. Each Participant shall file with the Committee a properly completed investment election designating that his future Salary Reduction Contributions are to be invested in one or more of the Investment Funds, in multiples of 5%, or in other percentages or fractions authorized by the Committee. If no election is ever filed, the Participant shall be deemed to have elected 100% GIC Fund or similar fixed income fund selected by the Committee. An election under this Section 7.4(a) shall be effective as of the effective date of the Participant's participation in the Plan, and shall remain in effect until changed in accordance with Section 7.4(b).

          (2) Matching Contributions. A Participant's Matching Contributions shall be invested in the same manner as his Salary Reduction Contributions.

          (3) Rollover Contribution. Each Participant who makes a rollover contribution shall designate in writing one or more Investment Funds in which such contribution is to be invested, in multiples of 5%, or in other percentages or fractions authorized by the Committee. Such designation shall be provided to the Committee at least 15 days before the rollover is made.

     (b) Change of Election. A Participant may change his investment election for future Salary Reduction Contributions by filing a new investment election with the Committee. Such election shall be effective with respect to Salary Reduction Contributions and Matching Contributions made after the first

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 29 of Restatement Effective January 1, 1998


Valuation Date that occurs at least 15 days after the election is filed (or such different number of days as may be authorized by the Committee).

     (c) Reinvestment of Existing Balances.

          (1) In General. A Participant (including a former Participant who has not received complete distribution of his Accounts) may direct that all or a portion of his existing balances in any Investment Fund be reinvested in one or more different Investment Funds, in such percentages or fractions permitted under Section 7.4(a) as he shall specify.

          (2) When Reinvestment Becomes Effective. Transfers out of or into any Investment Fund (subject to restrictions imposed by individual Investment Funds) may be made monthly, effective as of the last business day of the month. A Participant shall direct such transfer by filing a notice with the Committee at least 15 days prior to the day the transfer is to be effective (or on such shorter notice as may be authorized by the Committee).

          (3) Limitations on Reinvestment. The Committee by rule of general application may limit the number of elections pursuant to this Section 7.4(c) that may be made during a Plan Year or other period.

7.5 ALLOCATION OF WITHDRAWALS, LOANS AND DISTRIBUTIONS . Where a Participant's Contributions are invested in more than one Investment Fund, the amount of any withdrawal, loan, or distribution shall be charged against each such Investment Fund in proportion to the Participant's Account balance in each, unless the Committee shall establish procedures permitting Participants to designate the source of a loan, withdrawal or distribution and the Participant shall have made a designation.

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 30 of Restatement Effective January 1, 1998



                                  ARTICLE VIII

                               RIGHTS TO ACCOUNTS

8.1 SEPARATION FROM SERVICE . A Participant shall have a fully vested and non-forfeitable interest in his Salary Reduction Account and Rollover Account at all times. Upon a Participant's separation from service with the Corporation and all Affiliates for any reason except death, and including resignation, retirement, disability or other termination of employment, his Salary Reduction Account and Rollover Account, and the vested portion of his Matching Contribution Account shall be subject to distribution in accordance with Article IX.


8.2 DEATH . If a Participant dies before separating from service with the Corporation and all Affiliates, or after such separation from service but before his Accounts have been distributed to him, his Salary Reduction Contribution Account and Rollover Account, and the vested portion of his Matching Contribution Account, shall be distributed to his Beneficiary or Beneficiaries in accordance with Article IX.


8.3 DESIGNATION OF BENEFICIARIES .

     (a) Designation of Beneficiary by Married Participant.

          (1) Primary Beneficiary. If a Participant was married at the time of death, he shall be deemed to have designated his surviving spouse as his sole primary Beneficiary unless prior to his death he effectively designated as primary Beneficiary one or more persons in addition to or instead of his surviving spouse.

          (2) Consent of Spouse. No designation under Section 8.3(a)of a person other than the Participant's spouse shall be effective unless either (i) the Participant's surviving spouse consents in writing to the designation, such consent acknowledges the effect of the designation and identifies the non-spouse Beneficiary (including any class of Beneficiaries or any contingent Beneficiaries) or authorizes the Participant to designate Beneficiaries without further consent, and such consent is witnessed by a notary public or Plan representative, or (ii) it is established to the satisfaction of the Committee that the consent required under (i) above can not be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe, and (iii) if the non-spouse Beneficiary designated in accordance with this Section 8.3(a) is a natural person, such person survives the Participant.

          (3) Consent Limited to Current  Spouse.  Any consent by a spouse under
     Section 8.3(a)(2), or a determination by the Committee with respect to that

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 31 of Restatement Effective January 1, 1998


     spouse under Section 8.3(a)(2), shall be effective only with respect to that spouse. Any such consent shall be irrevocable, but shall be effective only with respect to the specific Beneficiary designation unless the consent expressly authorizes the Participant to designate Beneficiaries without further consent.

          (4) Secondary Beneficiary. A married Participant may designate one or more secondary Beneficiaries with the consent of his spouse or, if his spouse is the primary Beneficiary, without the consent of his spouse. Any consent must be in accordance with Sections 8.3(a)(2) and 8.3(a)(3).

     (b) Designation of Beneficiary by Unmarried Participant. A Participant who is not married may designate one or more primary Beneficiaries and one or more secondary Beneficiaries. However, if the Participant subsequently marries, the Participant's spouse shall be deemed his sole primary Beneficiary unless his spouse consents to the designation of a different Beneficiary in accordance with
Section 8.3(a).

     (c) Manner of Designation. The designation of a Beneficiary shall be on a form prescribed by the Committee and filed with the Committee before the Participant's death.

     (d) Right to Change Beneficiary. A Participant who has designated a Beneficiary in accordance with this Section 8.3 may change the designation at any time by filing a new designation with the Committee. A new designation shall not be effective unless it satisfies the consent requirements under Section 8.3(a).

     (e) Multiple Beneficiaries. Unless the Participant's designation provides otherwise, if more than one primary Beneficiary has been designated, the surviving primary Beneficiaries shall share equally. If no primary Beneficiary survives the Participant, and the Participant has designated one or more secondary Beneficiaries, the surviving secondary Beneficiaries shall share equally. A Participant's designation may provide different rules as to the respective interests of multiple or alternative Beneficiaries, and such different rules shall be recognized by the Plan.

     (f) No Surviving  Beneficiary.  If a Participant dies without a Beneficiary
(and  has  no  surviving  spouse  deemed  a  Beneficiary   pursuant  to  Section
8.3(a)(1)), his entire interest in the Plan shall be paid to his estate.

     (g) Meaning of "Spouse". "Spouse" shall mean the person to whom a Participant was legally married on the date of his death, but shall not include a spouse who was legally separated from the Participant pursuant to a court order.

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 32 of Restatement Effective January 1, 1998


8.4 RESTRICTIONS ON DISTRIBUTION .

     (a) Restrictions on In-Service Distribution. Except as provided in Article X (Withdrawals During Employment and Loans), no Participant shall be entitled to receive any portion of his Accounts under the Plan prior to his retirement, death, or other separation from service with the Corporation and all Affiliates.

     (b) General Restriction. Notwithstanding any other provision in the Plan to the contrary, no distribution of a Participant's Accounts (except his rollover account as permitted in Section) shall occur unless a distribution of such Participant's Salary Reduction Contributions would be permitted under Section 401(k)(2)(B) of the Code and Treasury Regulations thereunder.

8.5 FORFEITURE OF MATCHING CONTRIBUTION ACCOUNT.

     (a) Forfeiture Following Break in Service. If a Participant ceases to be an Employee for any reason other than death before his Matching Contribution
Account has become fully vested in accordance with Section 3.2(d) , the nonvested portion of his Matching Contribution Account shall be forfeited as of the last day of the Plan Year in which the Participant receives a distribution (including a direct rollover) of his vested Account Balances under the Plan or, if sooner, as of the last day of the Plan Year in which he incurs his fifth consecutive one-year Break in Service.

          (1) Restoration of Forfeited Amount. If the Participant incurs a forfeiture following a distribution of the vested portion of his Matching Contribution Account balance, the amount forfeited shall be restored if the Participant completes an Hour of Service before incurring five consecutive one-year Breaks in Service. In such case, the vested amount credited to the Participant's Matching Contribution Account on any given date after his reemployment shall equal A minus B where: "A" is the product of the Participant's Vested Percentage (determined under Section 3.2(d)) on such date multiplied times the sum of his total Matching Contribution Account immediately preceding the prior distribution plus all additions thereto after his reemployment, and where "B" is the vested portion of the Participant's Matching Contribution Account balance that was previously distributed.

     (b) Forfeiture Following Death. If a Participant dies before his Matching Contribution Account has become fully vested in accordance with Section 3.2(d) , the nonvested portion of his Matching Contribution Account shall be forfeited as of the last day of the Plan Year in which his death occurs.

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 33 of Restatement Effective January 1, 1998


     (c) Forfeitures Used to Reduce Employer Contributions. The portion of a Matching Contribution Account that is forfeited under this Section 8.5 shall be used to reduce Employer contributions required for Matching Contributions in a manner determined by the Committee.

8.6 QUALIFIED DOMESTIC RELATIONS ORDERS . A Participant's or Beneficiary's interest in the Plan and Trust Fund shall be subject to the rights of an alternate payee under the provisions of a Qualified Domestic Relations Order, to the extent required by law. The Committee shall establish reasonable procedures for determining the qualified status of a domestic relations order and for otherwise dealing with such orders. For the purposes of such orders, a Participant's "earliest retirement age" under the Plan is the earlier of (i) the date that the Participant is entitled to a distribution of his Accounts under
Section 9.1, (ii) the date the Participant attains age 50, or (iii) the date that the Committee determines that a domestic relations order is a Qualified Domestic Relations Order. In accordance with the terms of a Qualified Domestic Relations Order, distribution to an alternate payee may be made as soon as practicable following the Participant's earliest retirement age, provided that such alternate payee requests and consents to the distribution. The Participant's consent in accordance with Section 9.1(c)is not required for a distribution to an alternate payee.

8.7 CLAIMS PROCEDURES . The Committee shall establish and maintain reasonable claims procedures with respect to each type of benefit under the Plan, which procedures shall advise Participants and Beneficiaries of the method for applying for benefits and shall include procedures for review of any benefit determination, for written notice to the claimant in the event a claim is denied in whole or in part, and for the review by the Committee of claims denied in whole or in part.

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 34 of Restatement Effective January 1, 1998


                                   ARTICLE IX

                            DISTRIBUTION OF ACCOUNTS

9.1 TIME OF DISTRIBUTION .


     (a) In General.  If a  Participant's  Accounts become  distributable  under
Section 8.1, distribution of such Accounts shall be made as soon as practicable after the month in which the Participant separates from service with the Corporation and all Affiliates. If a Participant's Accounts become distributable under Section 8.2, distribution of such Accounts shall be made as soon as practicable after the end of the calendar quarter in which the Committee receives notice of his death.

     (b) Direct Rollover Notice. Notwithstanding Section 9.1(a), distribution of a Participant's Accounts shall not be made to a Participant or other "distributee" (as defined in Section 9.4(a)) until at least 30 days after the Participant or other distributee has received the written explanation required under Section 9.4(c) , unless the 30-day period has been waived in accordance with that section.

     (c) Consent to Distributions Before Age 65.

          (1) Limitation on Immediate Distribution. Notwithstanding Section 9.1(a) , if the value of a Participant's Accounts exceeds $5,000 (or exceeded $5,000 at the time of any prior distribution), no distribution to the Participant shall be made before the Participant attains Normal Retirement Age unless the Participant consents in writing to earlier payment. The Committee shall give the Participant written notice that he need not accept distribution prior to Normal Retirement Age. The written notice shall be furnished at least 30 days, but not more than 90 days before the date of distribution, unless the Participant waives the 30-day notice in accordance with applicable Treasury rules. Such notice and consent shall not be required after the death of the Participant.

          (2) Distribution Where Participant Fails to Consent. If the Participant's consent is required under Section 9.1(c)(1) but is not provided prior to the time distribution is to be made, distribution shall be made or commenced as soon as practicable after the end of the month next following the earliest of the following: (i) the date the Participant attains Normal Retirement Age, (ii) the date the Committee is notified of the Participant's death, or (iii) the date the Committee receives from the Participant a written request for and consent to distribution.

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Columbus McKinnon Corporation Thrift 401(k) Plan
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     (d)  Latest  Date of  Distribution.  In no event,  unless  the  Participant otherwise elects in accordance with Section 401(a)(14) of the Code and Section , will the payment of a Participant's Accounts commence later than the 60th day after the latest of the following: (i) the close of the Plan Year in which occurs the Participant's Normal Retirement Age; (ii) the close of the Plan Year in which occurs the tenth anniversary of the year in which the Participant commenced participation in the Plan; or (iii) the close of the Plan Year in which the Participant's service with the Corporation and all Affiliates terminates.

     (e) Retiree May Defer Distribution. A Participant who separates from service after age 65, or after age 60 (age 55 after March 31, 1998) if he is eligible for an immediate pension from a defined benefit plan of his Employer, may elect, by notice filed with the Committee, to defer distribution of his Accounts until December 31 of a designated year that is not later than the taxable year of the Participant in which he will attain age 70 1/2. The Participant's Accounts shall be distributed as soon as is practicable after the designated December 31, or as soon as is practicable after the end of any earlier calendar quarter in which he files a written request for payment.


9.2 FORM OF DISTRIBUTION. Distribution of a Participant's Accounts shall be made in cash in a lump sum.

9.3 REQUIRED MINIMUM DISTRIBUTIONS .

     (a) General Rule. Payment of a Participant's benefit shall commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2. Benefits payable during any calendar year following the calendar year in which the Participant attains age 70-1/2 and before actual retirement shall be recomputed as of the first day of such calendar year and shall be increased (but not decreased) to reflect any additional year of Benefit Service completed during the immediately preceding calendar year.

     (b) Election To Defer Benefits. Notwithstanding Section 9.3(a), a Participant who is not a "5-Percent Owner" and who continues to be an Employee after attaining age 70-1/2 may elect to defer the commencement of benefits until the he ceases to be an Employee. The election shall be made at the time and in the manner determined by the Committee. The benefit payable to the Participant upon actual retirement shall be determined under Section 9.3(a). For purposes of this Section 9.3, a Participant is a "5-percent owner" if he is a 5-percent owner of the Corporation or any Affiliate within the meaning of Code Section 416(i) at any time during the Plan Year ending with the calendar year in which he attains age 66-1/2 or any subsequent Plan Year.

     (c) Required Distributions. Notwithstanding any other provision in this Plan, all distributions under the Plan shall be made in accordance with Code
Section 401(a)(9) (concerning required distributions) and the Treasury Regulations issued thereunder, including the minimum distribution incidental benefit requirements set forth in Proposed Treasury Regulation Section
1.401(a)(9)-2 (or any successor section). Code Section 401(a)(9) and the regulations thereunder shall supersede any distribution option or benefit deferral provision under the Plan that is inconsistent therewith.

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 36 of Restatement Effective January 1, 1998


     (d) Effective Date. Section 9.3, in the form set forth hereinabove, shall be effective for Plan Years beginning on and after January 1, 1997.


9.4 ELIGIBLE ROLLOVER DISTRIBUTIONS .

     (a) Definitions. For purposes of this Section 9.4, the following terms shall have the following meanings:

          (1) "ELIGIBLE ROLLOVER DISTRIBUTION." An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not included in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (2) "ELIGIBLE RETIREMENT PLAN." An "eligible retirement plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to a surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (3) "DISTRIBUTEE." A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 37 of Restatement Effective January 1, 1998


     section 414(p) of the Code, are distributees with regard to the interest of the spouse or surviving spouse.

          (4) "DIRECT ROLLOVER." A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

     (b) Application of Section. Notwithstanding any provision in the Plan to the contrary that would otherwise limit a distributee's election under this
Section 9.4, a distributee may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of an eligible rollover distribution paid in a direct rollover directly to an eligible retirement plan specified by the distributee, provided that the eligible rollover distribution or portion thereof is at least equal to the minimum amounts specified in Treasury Regulations.


     (c) Written Explanation Required. The Committee shall furnish to each distributee who is entitled to an eligible rollover distribution a written explanation describing the distributee's right to elect a direct rollover, the federal income tax withholding rules applicable if the distributee does not elect a direct rollover, and such other information as may be required under
Section 402(f) of the Code. The written explanation shall be furnished at least 30 days but no more than 90 days before the Annuity Starting Date. The distributee may elect to waive the 30 day notice requirement, provided that the distributee is first clearly advised in writing concerning his right to take up to 30 days to decide whether to elect a direct rollover.

     (d) Requirements for Election. Any direct rollover election shall be made on a form prescribed for that purpose by the Committee, shall advise the Committee of the name of the eligible retirement plan to which the direct rollover is to be made, shall include a representation by the distributee that the recipient plan is an eligible retirement plan, and shall include such additional information as may be needed by the Committee to effect the direct rollover. An election made with respect to the first of a series of eligible rollover distributions shall be deemed to have been made with respect to each subsequent distribution in the series until a different election is filed with the Committee.

     (e) No Obligation To Determine Status Of Recipient Plan. No fiduciary or other person acting on behalf of the Plan shall have any obligation to determine whether the recipient plan identified in a distributee's direct rollover election is in fact an eligible retirement plan.

9.5 APPLICATION FOR BENEFITS . A Participant (or Beneficiary or alternate payee under a QDRO) must file an application on a form prescribed by the Committee in order to request a distribution under the Plan.

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 38 of Restatement Effective January 1, 1998


9.6 PAYMENT TO INFANTS AND INCOMPETENT PERSONS . If any Participant (or his Beneficiary or alternate payee under a QDRO) is under the age of majority or is, in the judgment of the Committee, legally, physically or mentally incapable of personally receiving and receipting for any payment due hereunder, payment may be made to the guardian or other legal representative of such person, or if none, to such other person or institution that, in the opinion of the Committee, is then maintaining or has custody of the Participant (or Beneficiary or alternate payee). Such payments shall constitute a full discharge with respect thereto. The Committee may withhold the payment of any amount that shall be payable in accordance with the provisions of the Plan to a person under legal disability until a representative of such person competent to receive such payment on his behalf shall have been appointed pursuant to law.


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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 39 of Restatement Effective January 1, 1998


                                    ARTICLE X

                    WITHDRAWALS DURING EMPLOYMENT AND LOANS

10.1 WITHDRAWAL AFTER AGE 59 1/2 . A Participant who has attained age 59 1/2 may withdraw from the Plan such amount as he chooses by written request filed with the Committee. Withdrawal will be effective as of the first practicable Valuation Date after such request is filed.

10.2 ROLLOVER CONTRIBUTIONS . A Participant may withdraw Rollover Contributions (and earnings thereon) from the Plan to the extent permitted in Section 3.3(d).

10.3 HARDSHIP WITHDRAWALS .

     (a) Withdrawals Permitted. Any Participant who suffers a financial hardship, as defined in this Section 10.3, may, during the course of his employment, file a written request with the Committee to withdraw up to 100% of the balance of his Account (exclusive of any rollover account) as of December 31, 1988, plus the amount of his Salary Reduction Contributions made after December 31, 1988 (or their value, if less). If approved, withdrawal will be effective as of the Valuation Date coinciding with or next following the date of such approval.

     (b) Procedure for Requesting Withdrawal. The request for withdrawal shall be on a form prescribed by the Committee and shall set forth the amount requested, the facts establishing the existence of the financial hardship, and such financial information and supporting data as the Committee by uniform rules shall require. A request under this Section 10.3 will be approved if the Participant demonstrates to the satisfaction of the Committee that (i) he has incurred an immediate and heavy financial need, as described in Section 10.3(d), and (ii) the withdrawal is necessary to satisfy such need, as described in
Section 10.3(e). If the Committee approves a withdrawal, it shall direct the Trustee to distribute to the Participant in a single sum the amount required (subject to the provisions of Section 9.4 concerning direct rollovers).

     (c) Amount of Withdrawal. No withdrawal made pursuant to this Section shall exceed the amount required to satisfy the need created by the hardship. Such amount may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal.

     (d) Meaning of "Financial Hardship". For purposes of this Section 10.3, the term "financial hardship" means an immediate and heavy financial need of the Participant as described in this Section 10.3(d).

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 40 of Restatement Effective January 1, 1998


          (1) Evidence of Financial Hardship. The Committee will determine whether the Participant has incurred an immediate and heavy financial need on the basis of the facts and circumstances presented to the Committee. The following types of expenses shall qualify as an immediate and heavy financial need:

               (A) Capital expenditures for the maintenance or enhancement of a primary residence, including expenses for major remodeling, alteration or improvements to such a residence;

               (B) Room, board, tuition and other costs associated with the education of the Participant or a member of his immediate family;

               (C) Burial and other expenses associated with the death of a member of the Participant's immediate family;

               (D) Extraordinary legal costs incurred by the Participant or a member of his immediate family;

               (E) Expenses associated with the Participant's adoption of a child, including medical, legal and transportation costs;

               (F) Expenses attributable to casualty or theft losses that would constitute the type of expenses that would be deductible for federal income tax purposes;

               (G) Expenses incurred as a result of a natural catastrophe (such as fire, flood, hurricane or tornado); and

          (2) Deemed Financial Hardship. The following expenses shall be deemed to constitute an immediate and heavy financial need:

               (A) Expenses for medical care described in Code Section 213(d) previously incurred by the Participant, the Participant's spouse or any dependents of the Participant (as defined in Code Section 152) or necessary for these persons to obtain medical care described in Code
          Section 213(d);

               (B) Costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 41 of Restatement Effective January 1, 1998


               (C) Payment of tuition for the next semester or quarter of post-secondary education for the Participant or his spouse or dependents, and effective August 15, 1991, payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, or the Participant's spouse, children or dependents (as defined in Code Section 152); or

               (D) Payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of that residence.

     (e) Withdrawal Necessary to Satisfy Need. A withdrawal shall be necessary to satisfy a Participant's immediate and heavy financial need if one of the criteria set forth in this Section 10.3(e) is satisfied.

          (1) Evidence that Withdrawal is Necessary. A withdrawal shall be necessary to satisfy the Participant's immediate and heavy financial need to the extent that the Committee determines, on the basis of the facts and circumstances presented to the Committee, that the need can not be satisfied from all other financial resources reasonably available to the Participant, including reimbursement or compensation by insurance or otherwise, reasonable liquidation of his assets and assets owned by his spouse or minor children that are reasonably available to him to the extent such liquidation would not itself cause an immediate and heavy financial need, funds available if he discontinues Salary Reductions Contributions under the Plan, other distributions and nontaxable loans from the Plan and all other plans maintained by the Corporation and all Affiliates, and loans available from commercial sources on reasonable commercial terms. A Participant shall be required to submit to the Committee a complete financial statement and/or other information acceptable to the Committee to establish the amount necessary to satisfy the financial need.

          (2) Withdrawal Deemed Necessary. At the election of the Participant, a withdrawal shall be deemed necessary to satisfy a Participant's immediate and heavy financial need if the following requirements are met: (i) the withdrawal is not in excess of the amount of the immediate and heavy financial need; and (ii) the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under the Plan and all other plans maintained by the Corporation and all Affiliates. If a Participant elects to rely on this Section 10.3(e)(2), he shall not be eligible to make Salary Reduction Contributions (or other elective deferrals or employee contributions under any other qualified or nonqualified plan of deferred compensation of the Corporation

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 42 of Restatement Effective January 1, 1998

     or any Affiliate) for all or any portion of the twelve-month period immediately following the date on which the Participant receives a hardship withdrawal pursuant to this Section. In addition, the maximum Salary Reduction Contribution (and all other elective deferrals subject to Section 402(g) of the Code under plans maintained by the Corporation or any Affiliates) that can be made by the Participant for the Participant's taxable year following the taxable year in which the hardship withdrawal was made shall not exceed the applicable limit for such year set forth in Code Section 402(g), reduced by the Salary Reduction Contributions (and all other elective deferrals subject to Section 402(g) of the Code under plans maintained by the Corporation or any Affiliate) made for such Participant for the taxable year in which the hardship withdrawal was made.

10.4 LOANS . A Participant may borrow from his Accounts in accordance with the rules set forth in this Section 10.4.

     (a)  Definition  of  Participant.   For  purposes  of  this  Section  10.4,
"Participant" means a Participant or Beneficiary who is an Employee or is otherwise a party in interest under ERISA Section 3(14) with respect to the Plan.

     (b) Application for Loan. A Participant's request to borrow from his Accounts shall be made on an application form prescribed by the Committee. The Committee will approve the loan if the loan complies with the rules set forth in this section; provided, however, that the Committee will not approve any loan if, in the determination of the Committee, such loan might cause the Plan to be disqualified under Section 401(a) of the Internal Revenue Code.


     (c) Amount of Loan.

          (1) Minimum Amount. A loan must be at least $1,000 and will be granted in increments of $100.

          (2) Maximum Amount. A loan may not exceed the Participant's Salary Reduction Contribution Account balance, exclusive of any rollover account, determined as of the Valuation Date immediately preceding the date of the loan (adjusted for any subsequent withdrawals but not for any subsequent additions). In addition, a loan may not exceed one-half of the Participant's vested Account balances, exclusive of rollover contributions, determined as of the Valuation Date immediately preceding the date of the loan (adjusted for any subsequent withdrawals but not for any subsequent additions). In addition, a loan may not exceed $50,000, reduced by the

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 43 of Restatement Effective January 1, 1998


     highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which the loan will be made.

     (d) Date of Loan. Loans will be made as soon as practicable following the Committee's approval of the Participant's request to borrow from his Accounts.

     (e) Number of Loans. A Participant may have only one loan outstanding at one time. In addition, a Participant may not take out more than one loan in any 12-month period.

     (f) Interest Rate on Loan. Each loan shall bear interest at a rate determined by the Committee to be commercially reasonable, and shall be evidenced by a promissory note on such terms as the Committee shall prescribe. The Committee shall determine the interest rate no less than monthly based upon interest rates charged by commercial lenders on loans made in Buffalo, New York under circumstances that are, in the determination of the Committee, similar to loans under the Plan.

     (g) Accounting for Loan.

          (1) Source of Funds. A loan will be charged against the borrower's Salary Reduction Contribution Account and monies for the loan will be withdrawn from that Account. Repayments of principal and interest shall be credited to that Account.

          (2) Allocation among Investment Funds. If the borrower has Salary Reduction Contributions invested in more than one Investment Fund, the loan shall be made proportionately from each such Investment Fund, or in such other order of priority as the Committee shall determine. Monies received from a Participant as payments of principal and interest on a loan shall be invested in the Investment Fund or Funds selected by the Participant in accordance with his most recent investment election for future Salary Reduction Contributions, or in such other manner as the Committee shall prescribe.

          (3) Establishment of Loan Account. The outstanding balance of the loan shall be reflected in a separate bookkeeping loan account maintained for the borrower.

     (h) Term of Loan and Automatic Payment. Each loan shall require by its terms that it be repaid within five years. Loans shall require monthly, semi-monthly or other regular (at least quarterly) level payments of principal and interest in an amount calculated to amortize the principal amount over the term of the loan. It shall be a condition of each loan to a Participant who is

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 44 of Restatement Effective January 1, 1998


an active Employee of an Employer that he execute an appropriate payroll deduction form to authorize withholding of payments from his pay.

     (i) Prepayment of Loan. Each loan shall permit the borrower to prepay the amount thereof in full without penalty.

     (j) Security for Loan. Each loan shall be secured by a lien on the borrower's vested Accounts existing at any time (except any rollover account). If the borrower has Contributions invested in more than one Investment Fund, the lien shall be applied to the same Investment Funds and in the same proportions as were the sources of the loan. If the borrower's Account is invested in more than one insurance company contract, the lien shall be applied to the same contracts and in the same proportions as were the sources of the loan. The Committee may require a borrower to provide additional security for a loan at any time when it deems the loan inadequately secured.

     (k) Events of Default. The following will constitute events of default under the loan: (i) nonpayment of any installment of the note when due; (ii) breach of any of the terms and conditions of the note; (iii) termination of a borrower's employment for any reason, including death or retirement, or (iv) the Committee deems the loan inadequately secured and the borrower fails upon the request of the Committee to provide additional security for the loan as it determines is necessary. A transfer to an Affiliate that is not an Employer hereunder, and termination of a Participant's employment as a result of a temporary layoff, shall not be deemed a termination of employment for purposes of this paragraph.

     (I) Remedy upon Default. Upon any default, the Committee may without notice accelerate the balance unpaid on the loan. In such case, the Participant may repay the loan or may direct that the balance of the loan be immediately satisfied by cancellation of all or a portion of his Accounts securing the loan equal in amount to the balance on the loan. If the loan remains unpaid for thirty (30) days, it may be, in the discretion of the Committee, satisfied by cancellation of such portion of the borrower's Accounts and by distribution to the borrower or his beneficiary of his promissory note. However, a borrower's Accounts shall not be applied to repay a loan of a borrower at a time when the borrower is employed by the Corporation or any Affiliate and has not attained age 59 1/2 or become totally and permanently disabled.

10.5 LOAN DOCUMENTS AND POLICY .

     (a) Loan Documents. The Committee shall prepare the following loan documents, which shall be executed by the Participant and delivered to the Committee prior to the disbursement of any loan proceeds: [1] a promissory note payable to the Trustee and containing such terms and conditions as the Committee

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 45 of Restatement Effective January 1, 1998


shall determine; [2] a security agreement granting to the Trustee a lien on one-half the value of the Participant's Accounts; and [3] in the case of a Participant who is an Employee, an agreement authorizing the Affiliate that employs the Participant to deduct installments of principal and interest from his pay during the period that the loan remains outstanding.

     (b) Written Loan Policy. The Committee is authorized to impose terms and conditions on loans that are in addition to and/or different from the terms and conditions set forth in Section 10.4, and to change such terms and conditions from time to time, as it shall deem appropriate. Such additional and/or different terms and conditions shall be set forth in a written loan policy.

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 46 of Restatement Effective January 1, 1998



                                   ARTICLE XI

                          OPERATION AND ADMINISTRATION

11.1 DIVISION OF AUTHORITY AND RESPONSIBILITY.

     (a) Plan Administrator. The Corporation as plan sponsor shall be the administrator of the Plan within the meaning of Section 3(16) of the ERISA.

     (b) Committee. The Committee shall exercise the duties of plan administrator on behalf of the Corporation. The Committee and its members are the named fiduciaries with full authority and responsibility to control and manage the operation and administration of the Plan, except as otherwise provided in this Section 11.1.

     (c) Trustee. The Trustee has exclusive authority and discretion to manage and control the assets of the Plan under its control except that Participants direct the investment of their Accounts in accordance with Section 7.3.

     (d) Participants. Each Participant shall have exclusive authority and responsibility to select the Investment Fund or Funds in which his Accounts are invested.

     (e) Board of Directors. The Board of Directors has exclusive authority and responsibility for appointing and removing members of the Committee, for changing the funding media, for removing the Trustee, and for appointing a successor Trustee.

11.2 THRIFT PLAN COMMITTEE .

     (a) Appointment of Committee Members. The Committee shall consist of at least three members appointed by the Board of Directors to serve at its pleasure. The Board of Directors may appoint or remove a member of the Committee at any time, by written notice to such member and all other members. A member shall file with the Secretary of the Corporation an acceptance of his appointment and may resign by written resignation filed with the Secretary of the Corporation, effective as of a date specified therein, but not earlier than such filing. During any period when there are no appointed members of the Committee, the chief executive officer of the Corporation shall constitute the Committee. No bond or other security shall be required of any member except as may be required by law.

     (b) Action by the Committee. The Committee shall hold meetings upon such notice, at such places, and at such time or times as it may from time to time determine. A majority of the members then in office shall constitute a quorum

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Columbus McKinnon Corporation Thrift 401(k) Plan
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for the  transaction of business.  All resolutions or other actions taken by the
Committee at any meeting shall be by the vote of a majority of those present. Upon concurrence in writing of a majority of the members then in office, action of the Committee may be taken without a meeting. The Committee may authorize one or more of its members, or any agent, to execute and deliver any instruments or to direct any payment on its behalf.

     (c) Compensation and Expenses. Members who are salaried officers or employees of the Corporation or an Affiliate shall serve on the Committee without compensation. Other members may be paid such reasonable compensation as the Board of Directors shall determine. All members of the Committee shall be reimbursed for direct expenses properly and actually incurred in the performance of services on the Committee. In no event shall members of the Committee be compensated from the assets of the Plan.

     (d) Participation in Plan by Members. Members of the Committee who are officers or employees of any Employer may participate in the Plan to the same extent as other Eligible Employees, but no such member shall take part in any discretionary determination directly relating only to his own participation or benefits.

11.3 AUTHORITY OF COMMITTEE .

     (a) In General. The Committee shall have full authority for the control and management of the operation and administration of the Plan and, in addition to the specific authority set forth in this document and in the Trust Agreement, shall have the authority to take all action and to make all decisions and interpretations which shall be necessary or appropriate in order to administer and carry out the provisions of the Plan.

     (b) Plan Interpretation. The Committee shall interpret the Plan and shall resolve any ambiguities or inconsistencies and shall decide all questions arising in the administration, interpretation and application of the Plan.
Without limitation, the Committee shall have full discretionary authority to determine eligibility for benefits and to construe the terms of the Plan.

     (c) Discretionary Authority. The Committee shall have full discretionary authority in making all decisions and determinations required to be made in the administration of the Plan. Reference to the Committee's discretion in any other section of this Plan document is for emphasis only and shall not be construed to imply a limitation of discretionary authority under any other section.

     (d) Decisions Are Binding.  Subject to the claims  procedures  described in
Section 8.7 and subject to applicable  law, any decision of the Committee  shall

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Columbus McKinnon Corporation Thrift 401(k) Plan
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be conclusive and binding upon all Employees,  Participants,  Beneficiaries, and all other persons having or claiming any interest under the Plan.

11.4 ALLOCATION AND DELEGATION OF RESPONSIBILITIES .

     (a) Allocation Within Committee. The members of the Committee may allocate any of its responsibilities, including fiduciary responsibilities, among themselves, by resolution approved by all members, or by written instrument executed by all members and filed with the records of the Plan.

     (b) Delegation From Committee. The Committee may delegate to other persons, including the Corporation or any Affiliate, or any officer or employee of the Corporation or any Affiliate, any of its responsibilities, including fiduciary responsibilities, by resolution approved by a majority of members, or by an instrument executed by a majority of members and filed with the records of the Plan. Written notice of the delegation shall be given to the person or other party to whom such responsibility is delegated.

     (c) Additional Requirements. Any allocation of fiduciary responsibilities, or delegation of fiduciary or other responsibilities, shall be exercised in a reasonable manner taking into account the discretionary or ministerial nature of the responsibility allocated or delegated.

     (d) Limitation of Responsibility for Co-fiduciaries. A member of the Committee to whom a fiduciary responsibility has been allocated, and each person to whom the Committee has delegated fiduciary or other responsibilities, shall act severally, without responsibility for the acts of other fiduciaries, except as otherwise provided by applicable law.

11.5 MULTIPLE FIDUCIARY CAPACITIES . Any person or group of persons, including the members of the Committee, may serve in more than one fiduciary capacity with respect to the administration of the Plan and without regard to whether he is an officer, director, employee, agent or other representative of the Corporation or of any Affiliate.

11.6 EMPLOYMENT OF ADVISERS . The Committee and its members and, with the approval of the Committee, any person to whom the Committee has delegated fiduciary responsibilities, may employ one or more actuaries, accountants, legal counsel and other advisors as it or he shall reasonably deem necessary for the control and management of the operation and administration of the Plan or to render advice with regard to its or his responsibility under the Plan. The fees of such advisors shall be paid in accordance with Section 11.9.

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Columbus McKinnon Corporation Thrift 401(k) Plan
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11.7 RECORDS AND REPORTS . The Committee shall keep such records and accounts as it deems appropriate in the control and management of the operation and administration of the Plan. The Committee shall report from time to time to the Board of Directors, or its designee, on any and all aspects of the control, management, operation and administration of the Plan, and shall report on such matters whenever directed to do so.


11.8 PROTECTION OF COMMITTEE AND OTHERS .

     (a) Reliance on Experts. The Committee and each member thereof and each person or other party to whom it may delegate any duty, responsibility or power in connection with the operation and administration of the Plan, and the Corporation and any other Employer and the directors, officers and employees of all of them shall be entitled to rely conclusively upon, and shall be fully protected in any action taken by them or any of them in good faith in reliance upon, any table, valuation, certificate, opinion or report which shall be furnished to them or any of them by any accountant, counsel or other expert who shall be employed or engaged by the Committee or by the Corporation or by any person or other party to whom the Committee has delegated the authority to engage such expert.

     (b) Limitation of Liability. In the administration and operation of the Plan, neither the Committee, nor any member thereof, nor any person or other party to whom it may delegate any duty, responsibility or power in connection with administering and operating the Plan, nor the Corporation or any other Employer, nor any director, officer, or employee of any of them shall be liable for any action or failure to act, except for its or his own willful and intentional misconduct or its or his own breach of fiduciary responsibility.


     (c) Indemnification. To the extent permitted under applicable law and the governing instruments of the Corporation and each other Employer, the Corporation and each other Employer shall indemnify all of the foregoing persons, and each of them, and save all such persons, and each of them, harmless from any loss, cost or expense not covered by insurance for their acts and conduct in administering and operating the Plan except to the extent such loss, cost or expense results from their own willful and intentional misconduct.


11.9 ADMINISTRATION EXPENSES . Each Employer shall share in the expenses of the Plan in the ratio that aggregate Employer Stock Contributions pursuant to Section made for its Employees during the preceding Plan Year bears to such contributions made for all Employees during such Year, or in such other proportions as the Committee shall determine. The Employers shall pay directly the expenses of administering the Plan, including the fees and disbursements of

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Page 50 of Restatement Effective January 1, 1998


the Trustee (exclusive of brokerage commissions, transfer taxes and similar costs of acquiring and disposing of securities) except that administrative expenses charged by the sponsor of an Investment Fund against such Fund shall be paid from such Fund and not be the Employers. The Employers shall also pay the fees of any attorney, advisor, or other expert engaged by the Committee to assist it in the operation and administration of the Plan.

11.10 BONDING . To the extent required under Section 412 of ERISA, the Corporation shall secure fidelity bonding for every fiduciary of the Plan and every other person who handles funds or other property of the Plan.

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 51 of Restatement Effective January 1, 1998


                                   ARTICLE XII

                             ESTABLISHMENT OF TRUST

12.1 ESTABLISHMENT OF TRUST . All assets of the Plan shall be held under a Trust Agreement by a Trustee designated by the Board of Directors. The Trust Agreement shall provide, among other things, for a Trust to be administered by the Trustee to which all contributions shall be paid, and the Trustee shall have such rights, powers and duties as the Trust Agreement shall provide. All assets of the Trust shall be held, invested and reinvested in accordance with the provisions of the Plan, including the Trust Agreement. The Trust Agreement shall form a part of the Plan and all rights and benefits that may accrue to any person under the Plan shall be subject to the terms of the Trust Agreement. The Corporation may from time to time enter into such further agreements with the Trustee or other parties, and make such amendments to the Trust Agreement, as may be deemed necessary or desirable to carry out the Plan and may from time to time remove the Trustee and upon removal or resignation of the Trustee designate a successor Trustee.

12.2 INVESTMENT OF TRUST ASSETS . The Trustee shall have exclusive authority and discretion to manage and control the assets of the Plan, except that: [1] the Committee shall select the Investment Funds to be made available under the Plan from among those available under the Trust Agreement; and [2] the Participants shall select the Investment Fund or Funds in which their Accounts are to be invested.

12.3 EXCLUSIVE BENEFIT OF TRUST . All contributions under the Plan shall be paid to the Trustee and deposited in the Trust. Except as provided in Section 12.4, all assets of the Trust shall be retained for the exclusive benefit of Participants and Beneficiaries, and shall be used to pay benefits to such persons or to pay administrative expenses of the Plan or Trust, and shall not revert to or inure to the benefit of the Corporation or any Affiliate.

12.4 RETURN OF CONTRIBUTIONS .

     (a) Mistake of Fact. If a contribution is made as a result of a mistake of fact, the contribution shall be returned to the contributing Employer within one year after payment of the contribution to the Trustee. If such Employer receives a contribution returned pursuant to this Section 12.4(a), 12.4(b), it shall pay any portion thereof that represents a Salary Reduction Contribution to the Participant on whose behalf such contribution.

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Columbus McKinnon Corporation Thrift 401(k) Plan
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     (b)  Deductibility of Contributions.  Each  contribution  under the Plan is made subject to the condition  that the  contribution  is deductible  under Code
Section 404. If a contribution is not deductible under Section 404 of the Code, the contribution shall be returned to the contributing Employer within one year after the disallowance of the deduction. For purposes of the preceding sentence, a deduction shall be deemed disallowed upon the conclusion of all administrative and judicial proceedings concerning such disallowance. If such Employer receives a contribution returned pursuant to this Section 12.4(a), 12.4(b), it shall pay
any  portion  of  the  amount  returned  that  represents  a  Salary   Reduction
Contribution to the Participant on whose behalf the contribution was made.

     (c) Limitation on the Return of Contributions. In no event shall the return of a contribution under this Section 12.4 cause any Account to be reduced to less than it would have been had the mistaken or nondeductible amount not been contributed. Earnings attributable to the returned amount shall not be returned and losses attributable to the returned amount shall reduce the amount that is returned.

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 53 of Restatement Effective January 1, 1998


                                  ARTICLE XIII

                          PARTICIPATION BY AFFILIATES

13.1 PARTICIPATION BY AFFILIATES .

     (a) Adoption of the Plan. Any Affiliate that is not an Employer may adopt the Plan by action of its board of directors and thereby become an Employer. Adoption of the Plan shall constitute an agreement by the Affiliate to observe all of the terms of the Plan and Trust Agreement, as then in effect and as subsequently amended, and to make such contributions to the Trust Fund and to pay such expenses related to the Plan as may be determined by the Corporation.

     (b) Approval of Corporation. Adoption of the Plan by any Affiliate shall be subject to the approval of the Corporation, shall become effective as of the date determined by the Corporation, and shall be subject to such special terms and conditions as may be imposed by the Corporation. Any such special terms or conditions shall be set forth in a schedule attached to the Plan.

     (c) Participation by Employees. Employees of an Affiliate that adopts the Plan shall commence participation in the Plan on the dates provided under
Article II, or such other dates as may be determined by the Corporation and shall be credited such pre-participation Years of Eligibility Service (if any) as may be determined by the Corporation.

13.2 TERMINATION OF PARTICIPATION .

     (a) In General. An Affiliate may terminate its participation in the Plan at any time by action of its board of directors. In addition, the Corporation may terminate an Affiliate's participation in the Plan at any time. An Affiliate shall automatically terminate its participation in the Plan if it ceases to be an Affiliate.

     (b) Contributions. In the event that participation in the Plan by an Affiliate terminates, all contributions theretofore made by the Affiliate shall remain the sole property of the Trustee for the use of the Plan.

     (c) Rights Of Affected Participants. Each Participant who ceases to be an Eligible Employee by reason of the termination of an Affiliate's participation in the Plan:

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 54 of Restatement Effective January 1, 1998


          (1) shall remain subject to all provisions of the Plan including, without limitation, provisions governing the crediting of Service, eligibility for benefits and the time and manner of payment of benefits, and

          (2) shall be subject to such special provisions as may be determined by the Committee and set forth in a schedule attached to the Plan.

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 55 of Restatement Effective January 1, 1998


                                   ARTICLE XIV

                           AMENDMENT AND TERMINATION

14.1 AMENDMENT OF PLAN .

     (a) Right to Amend Plan. The Corporation, acting through the Board of Directors, shall have the right at any time and from time to time to modify or amend the Plan in any manner. Any amendment of the Plan shall be by written instrument executed pursuant to the authorization of the Board of Directors. All amendments shall be subject to the limitations of this Section 14.1.

     (b) Prohibition Against Diversion. No modification or amendment shall be made that would make it possible for any part of the assets of the Plan to be used for or diverted to purposes other than the exclusive benefit of
Participants or their Beneficiaries, including the payment of reasonable expenses of administration of the Plan and Trust.

     (c) Protection of Accrued Benefits. No modification or amendment shall be made that would deprive any Participant or Beneficiary, without his consent, of any benefits under the Plan to which he would have been entitled if his employment were terminated immediately prior to the effective date of such modification or amendment, including any benefit protected under Code Section 411(d)(6) and regulations thereunder, except such as may be required in the opinion of counsel to the Corporation in order that the Plan retain its qualified status under the Code.

14.2 TERMINATION OF PLAN OR DISCONTINUANCE OF CONTRIBUTIONS .

     (a) Right to Terminate Plan. The Corporation, acting through the Board of Directors, shall have the right to terminate the Plan in whole or part or to completely discontinue contributions at any time.

     (b) Full Vesting Of Affected Participants. Upon termination or partial termination of the Plan or upon complete discontinuance of contributions (whether by action of the Corporation or otherwise), the rights of all affected Participants to Account Balances on the date of such termination or partial termination or complete discontinuance shall be nonforfeitable.

14.3 SUSPENSION OR MODIFICATION OF CONTRIBUTIONS . The Corporation, acting through the Board of Directors, shall have the right at any time and from time to time to suspend any contribution or to change the rate of any contribution,

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 56 of Restatement Effective January 1, 1998


for such period as it shall deem appropriate. A reduction in the rate of Matching Contributions shall not become effective until notice has been given Participants and Eligible Employees in sufficient time to permit them to adjust their Salary Reduction Contributions to which the reduced Matching Contributions will apply.

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 57 of Restatement Effective January 1, 1998



                                   ARTICLE XV

                              TOP-HEAVY PROVISIONS

15.1 PURPOSE OF THIS ARTICLE . The purpose of this Article is to provide stand-by rules that will become applicable if, and only if, the Plan should ever be a Top-Heavy Plan as hereinafter defined. It is not anticipated that the Plan will ever become a Top-Heavy Plan and it is not expected these rules will ever become operative.

15.2 DEFINITIONS . Solely for purposes of this Article XV, the following definitions shall apply:

     (a) "ACCOUNT BALANCE" means a Participant's account balance under a defined contribution plan determined under the terms of that plan and Code Section 416 and regulations thereunder. A Participant's Account Balance includes any part of the Account Balance distributed during the 5-year period ending on the applicable Determination Date. A Participant's Account Balance shall also include any contribution not actually made as of the Determination Date, but that is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

     (b) "DETERMINATION DATE" means, with respect to any qualified plan, the last day of the preceding plan year of such plan, except that, for the first plan year of such plan, it means the last day of such first plan year.

     (c) "KEY EMPLOYEE" means any person who is an Employee or former Employee of the Section 416 Employer within the meaning of Code Section 416(i) and regulations thereunder, or a Beneficiary of such person, who, at any time during the Plan Year that includes the Determination Date, or during any of the four preceding Plan Years, is or was one of the following:

          (1) Officers. An officer of the Section 416 Employer having Section 416 Compensation greater than 50 percent of the limitation in effect under Code Section 415(b)(1)(A) for such Plan Year. For any such Plan Year, there shall be treated as officers no more than the lesser of 50 Employees or 10 percent of the Employees or, if greater than 10 percent, three Employees. For this purpose, officers with the highest annual Section 416 Compensation shall be selected.

          (2) Ten Highest Paid Employees. One of the 10 Employees having Section 416 Compensation greater than the limitation in effect for such Plan Year under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318 as modified by Code Section 416(i)) an

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 58 of Restatement Effective January 1, 1998


     interest in the Section 416 Employer which is both more than a 0.5 percent interest and the largest interests in the Section 416 Employer.

          (3) 5 Percent Owners. A person who owns (or is considered to own under Code Section 318 as modified by Code Section 416(i)) more than 5 percent of the outstanding stock, or stock possessing more than 5 percent of the combined total voting power of all stock, of the Section 416 Employer.

          (4) 1 Percent Owners Who Earn Over $150,000. A person who owns (or is considered to own under Code Section 318 as modified by Section 416(i) of such Code) more than 1 percent of the outstanding stock, or stock possessing more than 1 percent of the combined total voting power of all stock, of the Section 416 Employer and receives Section 416 Compensation of more than $150,000.

     (d) "NON-KEY EMPLOYEE" means any person who is an Employee or former Employee of the Section 416 Employer and is not a Key Employee or a former Key Employee.

     (e) "PERMISSIVE AGGREGATION GROUP" means the Required Aggregation Group plus any other plan or plans of the Section 416 Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

     (f) "PRESENT VALUE" of a Section 416 Accrued Benefit means for any plan year the actuarial present value of the Section 416 Accrued Benefit under the defined benefit plan expressed as a benefit commencing at normal retirement age (or attained age, if later) determined on the basis of the actuarial assumptions set forth in that plan.

     (g)  "REQUIRED  AGGREGATION  GROUP"  means (i) each  qualified  plan of the
Section 416 Employer in which at least one Key Employee participates or participated at any time during the 5-year period ending on the Determination Date (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Section 416 Employer which enables a plan described in (i) to meet the requirements of Sections 401(a)(4) and 410 of the Code.

     (h) "SECTION 416 ACCRUED BENEFIT" means a Participant's accrued benefit under a defined benefit plan determined under the terms of that plan and Code
Section 416 and regulations thereunder. A Participant's Section 416 Accrued Benefit shall include any distribution of an Section 416 Accrued Benefit within the 5-year period ending on the applicable Determination Date. The Section 416 Accrued Benefit of a Participant other than a Key Employee shall be determined

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 59 of Restatement Effective January 1, 1998


under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Section 415 Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

     (i) "SECTION 416 COMPENSATION" means a definition of compensation in Treasury Regulation Section 1.415-2(d) or the taxable compensation stated on the Employee's Form W-2 for the calendar year that ends with or within the Plan Year, as determined by the Plan administrator. The same definition of Section 416 Compensation shall be used for all purposes of this Article XV for a Plan Year but may be different in another Plan Year.

     (j) "SECTION 416 EMPLOYER" includes (i) any corporation that is a member of a controlled group of corporations as defined in Code Section 414(b) that includes the Plan sponsor, (ii) any trades or businesses (whether or not incorporated) that are under common control as defined in Code Section 414(c) that include the Plan sponsor, (iii) any member of an affiliated service group as defined in Code Section 414(m) that includes the Plan sponsor, and (iv) any entity required to be included under Code Section 414(o) in accordance with regulations thereunder.

     (k) "TOP-HEAVY PLAN" has the meaning set forth in Section 15.3.

     (l) "TOP-HEAVY RATIO" has the meaning set forth in Section 15.4.

15.3 TOP-HEAVY PLAN . The Plan is a Top Heavy Plan for any Plan Year commencing after December 31, 1983 if any of the following conditions exist:

     (a) Top-Heavy Plan. The Top-Heavy Ratio for the Plan exceeds 60 percent and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group.

     (b) Top-Heavy  Required  Aggregation  Group. The Plan is part of a Required
Aggregation Group but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Required Aggregation Group exceeds 60 percent.

     (c) Top-Heavy Permissive Aggregation Group. The Plan is part of a Permissive Aggregation Group and the Top-Heavy Ratios for the Plan, any Required Aggregation Group of which it is part, and the Permissive Aggregation Group all exceed 60 percent.

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 60 of Restatement Effective January 1, 1998


15.4 TOP-HEAVY RATIO.

     (a) Section 416 Employer Maintains No Defined Benefit Plan. If the Section 416 Employer has not maintained any defined benefit plan that had a Section 416 Accrued Benefit during the 5-year period ending on the Determination Date, the Top-Heavy Ratio for this Plan alone, or for the Required Aggregation Group or Permissive Aggregation Group as appropriate, is a fraction:

          (1) the numerator of which is the total Account Balances under the defined contribution plan or plans for all Key Employees as of the applicable Determination Date(s), and

          (2) the denominator of which is the total Account Balances under the defined contribution plan or plans for all Key Employees and Non-key Employees as of the applicable Determination Date(s), both computed in accordance with Code Section 416 and regulations thereunder.

     (b) Section 416 Employer Maintains a Defined Benefit Plan. If the Section 416 Employer has maintained one or more defined benefit plans that had Section 416 Accrued Benefits during the 5-year period ending on the Determination Date, the Top-Heavy Ratio for the Required or Permissive Aggregation Group as appropriate is a fraction:

          (1) the numerator of which is the sum of (i) the Account Balances under the aggregated defined contribution plan or plans and (ii) the Present Value of Section 416 Accrued Benefits under the aggregated defined benefit plan or plans for all Key Employees as of the applicable Determination Dates, and

          (2) the denominator of which is the sum of (i) the Account Balances under the aggregated defined contribution plan or plans and (ii) the Present Value of Section 416 Accrued Benefits under the aggregated defined benefit plan or plans for all Key Employees and Non-key Employees, as of the applicable Determination Dates, all determined in accordance with Code
     Section 416 and the regulations thereunder.

     (c) Rules Governing Section 416 Accrued Benefits and Account Balances. For purposes of Section and (b):

          (1) The value of Account Balances and the Present Value of Section 416 Accrued Benefits shall be determined as of the most recent Valuation Dates that fall within the 12-month periods ending with the applicable Determination Dates, except as provided under Code Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan.

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 61 of Restatement Effective January 1, 1998


          (2) The Account Balances and Section 416 Accrued Benefit of a Participant (i) who is not a Key Employee but who was a Key Employee in a prior year, or (ii) who has not been credited with at least one Hour of Service at any time during the 5-year period ending on the Determination Date will be disregarded.

          (3) The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder.

          (4) Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio.

          (5) When aggregating plans, the value of Account Balances and Section 416 Accrued Benefits will be calculated with reference to the Determination Dates of the respective plans that fall within the same calendar year as the Determination Date for this Plan.

15.5 APPLICATION OF TOP-HEAVY RULES . Notwithstanding anything herein to the contrary, the following rules shall apply for any Plan Year in which the Plan is a Top-Heavy Plan.

     (a) Minimum Benefit. Each Participant who is a Non-key Employee shall accrue a minimum contribution determined under Section 15.6(a).

     (b) Limitation on Benefits. The dollar limitations taken into account under Code Section 415(e) in computing the defined benefit plan fraction and the defined contribution plan fraction shall be adjusted as provided in Code Section 416(h).

     (c) Limitation on Compensation. For Plan Years beginning prior to January 1, 1989, the Plan shall provide the special Base Pay limitations of Code Section 416(d).

     (d) Special Vesting. All Participants are at all times fully vested in all of their Accounts; special vesting is not required.

15.6 MINIMUM EMPLOYER CONTRIBUTIONS .

     (a) Required Contribution. Subject to Section 15.6(b) and (c), a Non-Key Employee shall receive at least a minimum allocation of Employer contributions in each Plan Year that the Plan is determined to be a Top-Heavy Plan. The minimum allocation shall be in addition to any Salary Reduction Contributions made on behalf of the Employee with respect to such Plan Year. The minimum allocation shall equal the lesser of (i) 3 percent of the Non-Key Employee's

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 62 of Restatement Effective January 1, 1998


Section  416   Compensation   for  the  year  or  (ii)  the  highest   aggregate
contributions (as a percentage of Section 416 Compensation) for any Key Employee, taking into account Salary Reduction Contributions.

     (b) Eligibility to Share. A Non-Key Employee shall receive the minimum allocation described in Section 15.6(a) provided he has satisfied the service requirement under Section 2.1 and has not terminated employment with his Employer and all Affiliates as of the last day of the Plan Year.

     (c) Nonduplication of Benefits. A Non-Key Employee's minimum allocation under this Section 15.6 for a Plan Year shall be reduced by any minimum allocation he receives for such year under another Top-Heavy defined contribution plan maintained by his Employer or an Affiliate. If an Employee also participates for such Plan Year in a defined benefit plan maintained by the Corporation or an Affiliate, he shall receive in such year the minimum benefit (within the meaning of Section 416(c)(1) of the Code) under such defined benefit plan. Notwithstanding the preceding sentence, if such defined benefit plan does not provide a minimum benefit, each Non-Key Employee covered under this Plan and such defined benefit plan shall receive a minimum allocation under this Section
15.6 of at least 5 percent of his Section 415 Compensation for the Plan Year.

15.7 CHANGE IN THE LAW . The foregoing provisions have been included in the Plan in order to comply with Section 416 of the Code. If Code Section 416 is repealed, in whole or in part, the provisions of this Article XV shall be inoperative, in whole or in part.

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 63 of Restatement Effective January 1, 1998



                                   ARTICLE XVI

                                 MISCELLANEOUS

16.1 PLAN NOT A CONTRACT OF EMPLOYMENT . The Plan shall not be deemed to constitute a contract of employment between an Employer and any Employee or Participant, or to be a consideration for, or an inducement for the employment of any Employee or Participant by an Employer. Nothing contained in the Plan shall be deemed to give any Employee or Participant the right to be retained in service or to interfere with the right of an Employer to discharge any Employee or Participant at any time without regard to the effect which such discharge shall have upon his rights, if any, under the Plan.

16.2 CONSTRUCTION . The Plan is intended to qualify under Sections 401(a) and 401(k) of the Code and shall be construed in accordance with such intention. No Participant or Beneficiary or other person shall be entitled to require the Plan to provide any benefit or take or refrain from taking any action which the Committee in its judgment with the advice of counsel believes would be likely to cause the Plan to fail to so qualify.

16.3 BENEFITS PAYABLE ONLY FROM PLAN ASSETS . All rights of Participants and Beneficiaries shall be enforceable only against the Trust Fund held by the Trustee, and no such person shall have any claim against the Corporation or any other Employer.

16.4 PROVISIONS OF PLAN BINDING ON ALL PERSONS . The Plan, including the Trust Agreement, and each and every provision hereof and of the Trust Agreement, and any amendment or modification hereof or of the Trust Agreement, shall be binding upon all Employees, Participants and their spouses and Beneficiaries hereunder and all other persons having or claiming to have any interest of any kind or nature in or under the Plan, and upon their respective heirs, executors, administrators, successors and assigns.

16.5 NON-ALIENATION OF BENEFITS . Except in connection with a loan to a Participant pursuant to the Plan or as required by the provisions of a Qualified Domestic Relations Order or as otherwise required by law, a Participant's or Beneficiary's interest in the Plan and Trust Fund shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge such interest shall be void; and such interest shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person who shall be entitled thereto, nor shall it be subject to attachment or legal process for or against such person.

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 64 of Restatement Effective January 1, 1998


16.6 LIMITATIONS ON MERGER, CONSOLIDATION, ETC. Subject to the provisions of this Section, the Plan may be merged or consolidated with, or there may be a transfer of all or part of the assets of the Plan to, or a transfer to the Plan of all or part of the assets from, any other plan that is qualified within the meaning of Section 401(a) of the Code. In the case of any merger or consolidation with, or transfer of assets or liabilities to or from, any other plan, each Participant in this Plan (including Participants who have had benefits transferred to this Plan from other plans) shall be entitled to a benefit immediately after such merger, consolidation, or transfer equal to or greater than the benefit the Participant would have received if the Plan and the other plan had been terminated immediately prior to the merger, consolidation or transfer of assets, and shall further be entitled to each optional form of benefit and any other benefit protected under Section 411(d)(6) of the Code to which the Participant was entitled immediately prior to the merger, consolidation or transfer of assets. The limitations of this Section shall not prohibit a merger, consolidation or transfer of assets or liabilities that is permissible under regulations issued pursuant to Code Section 414(1).

16.7 UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT . Notwithstanding any provision in the Plan to the contrary, contributions, credit and benefits with respect to qualified military service will be provided in accordance with
Section 414(u) of the Code. This Section is effective December 12, 1994.

16.8 APPENDICES AND SCHEDULES . The appendices and schedules attached to this instrument are part of the Plan. Provisions included in an attached appendix or schedule that affect the rights under the Plan of any person shall not modify the terms of the Plan except as specifically provided in such appendix or schedule.

16.9 HEADINGS FOR CONVENIENCE ONLY . Headings of articles, sections, subsections and appendices are inserted for convenience of reference only and are not to be used in construing the Plan or any provision thereof.

16.10 APPLICABLE LAW . This Plan shall be construed, administered and enforced in accordance with the laws of the State of New York except as preempted by the laws of the United States.

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Columbus McKinnon Corporation Thrift 401(k) Plan
Page 65 of Restatement Effective January 1, 1998



     IN WITNESS WHEREOF, the Corporation has caused this restated Plan to be executed by its corporate officers thereunto duly authorized and its corporate seal to be affixed, this 30th day of June, 1998.




                                             COLUMBUS McKINNON CORPORATION


                                             By /s/ Robert L. Montgomery, Jr.
                                                -----------------------------
                                                Robert L. Montgomery, Jr.
                                                Executive Vice President



527468.1

Columbus McKinnon Corporation Thrift 401(k) Plan
Page 66 of Restatement Effective January 1, 1998



                Columbus McKinnon Corporation Thrift 401(k) Plan

                      Schedule A -- Participating Employers


Employer                                                 Date of Participation
-------                                                  ---------------------

Columbus McKinnon Corporation                                 August 1, 1984

Yale Industrial Products, Inc.                                 April 1, 1998